PILGRIM(sm)
---------------------------
FUNDS FOR SERIOUS INVESTORS
                                                                   Annual Report

                                                          Northstar Galaxy Trust

                                                               December 31, 1999

                                                          U.S. EQUITY PORTFOLIOS
                                               Northstar Research Enhanced Index
                                                        Northstar Growth + Value
                                                       Northstar Emerging Growth

                                                  INTERNATIONAL EQUITY PORTFOLIO
                                                   Northstar International Value

                                                                INCOME PORTFOLIO
                                                       Northstar High Yield Bond
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Pilgrim
Funds
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                                TABLE OF CONTENTS
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Chairman's Message..........................................................   1
Portfolio Managers' Reports:
  U.S. Equity Portfolios....................................................   2
  International Equity Portfolio............................................   8
  Income Portfolio..........................................................  10
Index Descriptions..........................................................  12
Report of Independent Accountants...........................................  13
Statements of Assets and Liabilities........................................  14
Statements of Operations....................................................  15
Statements of Changes in Net Assets.........................................  16
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  23
Portfolios of Investments...................................................  29
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Pilgrim
Funds
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                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to present the Annual Report for the Northstar Galaxy Trust. On October 29, 1999 ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.SM

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
February 8, 2000

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U.S. Equity
Portfolio
-----------
                                                                       Portfolio
NORTHSTAR RESEARCH ENHANCED INDEX PORTFOLIO                     Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Timothy Devlin, Portfolio Manager; James Wiess, CFA, Portfolio Manager.

Goal: The Research Enhanced Index Portfolio seeks capital appreciation by investing primarily in large companies that make up the S&P 500 Index.

Market Overview: The large-cap U.S. equity market continued to tout a very narrow group of mega-cap stocks, as investors sought out the companies with positive earnings and price momentum. During the second half of the year, investors tended to focus on short-term earnings, projecting them forward indefinitely, which presented a challenge to performance. Because the investment strategy employed by the Fund focuses on normalized earnings and intermediate-term growth rates, it tends not to perform as well in a market environment such as we experienced during the latter part of the year. The Fund is well diversified and its risk controls are robust. However, during times of extreme internal market divergence, even the modest exposures to common risk factors, such as price momentum, can result in out of scale performance results.

Performance: For the one year ended December 31, 1999, the Portfolio's shares, excluding any sales charges, provided a total return of 5.79% versus 9.95% for the Index Return which is described on page 3 footnote (2).

Portfolio Specifics: On a stock selection basis, Cisco Systems, the leader in network equipment, contributed to the fund's performance as it has benefited from a build-out in networking stemming from the explosion in B2B and B2C internet transaction shift. October and November saw us challenged by the market's unconfirmed fear of a potential accounting issue in Tyco International, a surprising court decision in Phillip Morris and a boost from an announced takeover of underweighted Sprint by MCI Worldcom. In December, underweight positions in Oracle and Qualcomm topped the list of names that had astronomical gains and consequently detracted from performance.

Market Outlook: We remain confident in our investment process and risk controls, and expect that the historically wide spread between the most and least attractive names in our universe suggests opportunities ahead. We expect the market to broaden. Most of the positive performance over the last few years has come from the "Nifty Fifty" & mega-cap growth stocks. The valuation on these stocks is much higher than that of the rest of the market. We believe that a return of global growth will cause investors to look beyond these over priced stocks to companies that trade at much lower multiples.

Portfolio
Manager's Report                     NORTHSTAR RESEARCH ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                    5/6/94   12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  4/30/99  12/31/99
                                    ------   --------  --------  --------  --------  --------  -------  --------
Research Enhanced Index Portfolio   10,000    10,141    11,659    13,120    13,927    14,069   14,477    14,884
S&P 500 Index                                                                                  14,851    16,484
Lehman Govt/Corp Bond Index         10,000    10,170    12,127    12,479    13,696    14,994   14,851


                                        Average Annual Total Returns for the
                                          Periods Ended December 31, 1999
                                      -----------------------------------------
                                                               Since Inception
                                      1 Year        5 Year         5/6/94
                                      ------        ------         ------
Research Enhanced Index Portfolio      5.79%         7.98%          7.28%
Index Return(2)                        9.95%        10.14%          9.25%

The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. Effective April 30, 1999 the Portfolio changed its name to the Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of large companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999 the benchmark index for the Portfolio has been changed from the Lehman Government/Corporate Bond Index to the S&P 500 Index.

Based on a $10,000 initial investment, the graph above illustrates the total return of Research Enhanced Index Portfolio against the combined S&P 500 Index and the Lehman Government/Corporate Bond Index as discussed above. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The ending value of the index return is the Lehman Government/Corporate Bond Index for the period May 6, 1994 to April 30, 1999 and the S&P 500 Index for the period May 1, 1999 to December 31, 1999.


(2) The Index Return showing the 1 year, 5 year and since inception average annual total returns is a calculation that reflects the Lehman Government/Corporate Bond Index for the period May 6, 1994 to April 30, 1999 and the S&P 500 Index for the period May 1, 1999 to December 31, 1999.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 12.

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U.S. Equity
Portfolio
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                                                                       Portfolio
NORTHSTAR GROWTH + VALUE PORTFOLIO                              Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Louis Navellier, Portfolio Manager.

Goal: The Growth + Value Portfolio seeks capital appreciation by investing primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

Market Overview: During the fourth quarter of 1999 the stock market continued to make new highs with technology stocks leading the way. Mid Cap stocks outpaced both small and large company stocks with the Russell Mid Cap Growth Index surging 39.48%. The Russell 2000 rose 18.44%, the S&P 500 rose 14.88%, while the tech heavy NASDAQ Composite rose dramatically by 48.18% during the fourth quarter.

The U.S. economy continued its robust growth pace through the fourth quarter. It is now growing in excess of a 5% annual pace. The productivity gains in the U.S. continue to accelerate and are also averaging approximately 5% annual gains. The market shrugged off the interest rate hikes to end the year at record levels. The 30 year Treasury bond yield hit a two-year high of 6.5% at the end of the quarter, as the bond market began to sell off in anticipation of potential first quarter interest rate hikes by the Fed.

Although growth stocks had spectacular performance over the quarter, value stocks continued to under-perform the broader market averages. During the fourth quarter, consumer-related stocks surged as consumer confidence reached new highs. Housing sales recently soared, which is a clear sign that consumer spending is accelerating. Consumer spending drives over two thirds of the U.S. economy and thus fueled the stock market's impressive gains. Investors continued to be rewarded by investments in technology stocks, which continued to demonstrate improving earnings momentum. Corporate earnings are also accelerating at a rate in excess of 20%, compared to last year.

Performance: For the one year ended December 31, 1999, the Portfolio's shares, excluding any sales charges, provided a total return of 94.98% compared to the Russell 2000 Index which gained 21.26% for the same period.

Portfolio Specifics: The Portfolio's strong performance relative to most stock market indices was due to its concentration in technology stocks. As a result of our focus on technology stocks, more than two thirds of the positions in the portfolio posted double digit returns.

The Portfolio's heavy concentration in rapidly growing technology stocks was the reason for its continued strong performance relative to most stock market indices. The top performing stocks for the fourth quarter of this year included: Applied Micro Circuits, Titan Corp., Qlogic Corp., Emulex Corp. and Broad Vision Inc. Amongst the under-performing stocks were: Antec Corp., VISX Inc., PDS Financial Corp., Waters Corp. and Andrx Corp.

Current Strategy: The Portfolio continues to invest in small and mid cap growth stocks, as we believe those are the most attractive sectors. Small and mid cap stocks offer much stronger earnings growth than their larger cap counterparts, and are also currently trading at much more attractive valuation levels. The institutional sector is just beginning its rotation into small and mid cap stocks. We believe that this inflow of institutional funds should continue to add the needed catalyst that is bringing liquidity to the small and mid cap rally.

In the first quarter we expect that many stocks will likely surge higher in the wake of their outstanding fourth quarter earnings announcements. Normally the first quarter will also have the strongest flow of new funds into the stock market, which will also serve to propel the market higher. It is very hard for us to be bearish in the wake of these predictions. However, as the stock market climbs higher, the probability of a correction also rises.

Due to the increased volatility in the stock market, our quantitative stock selection filters are turning cautious. The primary reason that our stock selection filters are becoming increasingly defensive is that we designed these filters to become more cautious as the overall risk attributable to individual stocks rises. As we measure risk (i.e., volatility) increasing, we will seek to adopt counter-measures to combat volatility and try to adjust our portfolios, so they will not be excessively vulnerable during the next correction.

Portfolio
Manager's Report                              NORTHSTAR GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

                           5/6/94  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
                           ------  --------  --------  --------  --------  --------  --------
Growth + Value Portfolio   10,000   10,347    12,911    15,879    18,206    21,725    42,358
Russell 2000 Index         10,000   10,027    12,879    15,004    18,359    17,892    21,695


                                           Average Annual Total Returns for the
                                             Periods Ended December 31, 1999
                                           ------------------------------------
                                                                Since Inception
                                           1 Year       5 Year       5/6/94
                                           ------       ------       ------
      Growth + Value Portfolio             94.98%       32.56%       29.05%
      Russell 2000 Index                   21.26%       16.69%       14.66%

Based on a $10,000 initial investment, the graph above illustrates the total return of Growth + Value Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

                See accompanying index descriptions on page 12.

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U.S. Equity
Portfolio
-----------
                                                                       Portfolio
NORTHSTAR EMERGING GROWTH PORTFOLIO                             Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio Manager.

Goal: The Emerging Growth Portfolio seeks long-term capital appreciation by investing at least 65% of its total assets in the common stock of smaller, lesser known U.S. companies that the portfolio manager believes have above average prospects for growth.

Market Overview: In the final quarter of the year, U.S. equities powered ahead using the same technology-driven formula responsible for some spectacular gains in 1999. The economy showed continued strength with third quarter GDP being revised upwards to 5.7%, but inflation remain subdued as the price index rose a modest 1.7%. The Federal Reserve resisted the temptation to raise rates for the fourth time this year, although there is an increased likelihood that rates will be raised again in February. Economic news continued to be encouraging as non-farm productivity showed its biggest increase since 1992, while consumer confidence reached its highest point since 1968.

Technology's impact on the overall market continues to strengthen, as the technology sector now accounts for more than a quarter of the S&P 500. However, the market's performance was broader in December than it has been in recent months. The exception to that broad strength was the financial sector, which was dragged down by rising bond yields. Healthcare stocks were mixed as large pharmaceuticals underperformed, but the biotechnology sector was exceptionally strong.

Outside of the technology-heavy NASDAQ Composite, small cap stocks were the star performers in the fourth quarter. For the quarter, the NASDAQ Composite soared 48.18%, while the Russell 2000 Index of small cap stocks gained 18.44%, setting a new record high. The broader market also performed well, as the S&P 500 rose 14.88% in the final quarter, while the S&P Midcap Index earned 17.19%. The Dow Jones Industrial Average tacked on an additional 11.22%, achieving another record high.

Performance: For the one year ended December 31, 1999, the Fund's shares, excluding any sales charges, provided a total return of 141.03% compared to the Russell 2000 Index which gained 21.26% for the same period.

Portfolio Specifics: While the Portfolio has been overweighted in technology, stock selection and careful attention to valuation drove performance higher in the fourth quarter. The themes that had the biggest impact on performance in the final quarter of 1999 were the "Ubiquitous Semiconductor," "Telecommunications Explosion," and "Managing the Information Age," while increased weightings in "Life on the Net" and the "Life Sciences Revolution" also enhanced returns.

Looking at specific equity positions, the stocks with the biggest impact on performance were Liberate Technologies, Sapient, Art Technology Group, VoiceStream Wireless, and Applied Micro Circuits. Our biggest weighted themes as of year end were "The Telecommunications Explosion," "Managing the Information Age," and "The Ubiquitous Semiconductor."

Market Outlook: Looking out to the year 2000, we continue to see excellent opportunities for growth stocks. While it is unlikely that the market indices will repeat the spectacular performance of 1999, there are plenty of companies with attractive prospects at reasonable valuations. Thus, we believe that active managers will have the opportunity to outperform their benchmarks significantly in 2000 as market breadth improves from its recent narrow focus. Technology stocks should continue to lead the way as companies accelerate spending after restraining budgets in front of Y2K.

We expect the US economic expansion to continue into 2000, forcing the Federal Reserve to continue to raise interest rates. Thus, we remain cautious towards interest rate sensitive stocks, especially financials. However, spending on communications networks should continue unabated as companies seek to realize cost reductions from using the Internet and information technology. The portfolio has focused on companies that provide the network infrastructure or those that help companies design and implement solutions for their businesses.

We believe the Portfolio is well positioned in the current environment. We have focused on companies with very strong growth prospects and strong balance sheets that sell at reasonable multiples relative to their growth rates.

Portfolio
Manager's Report                             NORTHSTAR EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                           5/6/94  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
                           ------  --------  --------  --------  --------  --------  --------
Emerging Growth Portfolio  10,000   10,192    12,372    14,055    16,278     19,094   46,024
Russell 2000 Index         10,000   10,027    12,879    15,004    18,359     17,892   21,695

                                     Average Annual Total Returns for the
                                       Periods Ended December 31, 1999
                                    --------------------------------------
                                                           Since Inception
                                    1 Year       5 Year        5/6/94
                                    ------       ------        ------
Emerging Growth Portfolio           141.03%      35.19%        30.96%
Russell 2000 Index                   21.26%      16.69%        14.66%

Based on a $10,000 initial investment, the graph above illustrates the total return of Emerging Growth Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

                See accompanying index descriptions on page 12.

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International
Equity Portfolio
----------------
                                                                       Portfolio
NORTHSTAR INTERNATIONAL VALUE PORTFOLIO                         Manager's Report
--------------------------------------------------------------------------------

Porfolio Management: Charles Brandes, Portfolio Manager; Jeff Busby, Portfolio Manager.

Goal: The International Value Portfolio seeks long-term capital appreciation by investing primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: For the 12 months ended December 31, 1999, the following factors contributed to significant gains for international equity markets:

*    advances among telecommunications stocks
*    evidence of economic strength among developed, non-US countries
* encouraging news regarding corporate restructuring and government reform measures in Japan
*    continued economic recovery in emerging markets

Throughout 1999, robust merger and acquisition activity in Europe reflected corporate management teams' focus on enhancing shareholder value and improving competitiveness. While the European Central Bank raised interest rates in the fall, reversing a 50-basis point easing earlier in the year, stocks demonstrated resilience. The conflict in Kosovo and prolonged weakness in the Euro restrained returns for European equities.

In Japan, corporate restructuring and the government's expressed commitment to economic and business reform measures, especially in the banking industry,
lifted  equity  prices.   Once  mired  in  recession,   Japan's  economy  showed
improvement.

Emerging countries in Asia, many of which have vital trading alliances with Japan, benefited from the economic rebound in Japan. Export-dependent countries in Latin America benefited from increasing commodity prices. Concurrently, rising US interest rates and political uncertainties negatively affected the region.

Performance: For the one year ended December 31, 1999, the Portfolio, excluding any sales charges, provided a total return of 50.06% compared to 25.27% return for the MSCI EAFE Index.

During the period, the MSCI Europe Index gained 15.89%, the MSCI Japan Index was up 61.53% and the MSCI Emerging Markets Free (EMF) Index climbed 66.41%.

Portfolio Specifics: Stock selection in Japan proved a primary contributor to the Portfolio's outperformance versus the MSCI EAFE Index. Early in 1998, our company-by-company research uncovered a number of attractively valued opportunities in Japan and we increased our exposure on a stock-specific basis. Increased investor recognition of the solid fundamental traits we identified in companies such as Kyocera and Hitachi rewarded shareholders in 1999. Solid returns among holdings in Germany, France and Brazil also positively affected the Fund's returns during the period. Holdings in Denmark were among the weakest performers.

Holdings in the telecommunications industry such as Deutsche Telekom (Germany), Telefonos de Mexico (Mexico) and Konin Royal (Netherlands) were among the best performers in the period. Electronics holdings including Hitachi and Alcatel Alsthom (France) also contributed to the Fund's outperformance.

Market Outlook: The Portfolio's outperformance during the period reflects the benefits of strict adherence to our disciplined investment strategy and a long-term perspective. Stock-specific allocations in Japan and emerging markets in 1997 and 1998 -- when most investors were shunning these markets -- were primarily responsible for the Portfolio's gains in 1999. Despite the strong gains posted in emerging markets, valuations remain attractive.

While we make no forecasts regarding the future direction of international markets, we do expect continued volatility -- crises and periods of excessive optimism. We believe short-term swings in investor sentiment create opportunities for value investors. The dynamic nature of overseas markets also underscores the need for individual security selection. We continue to monitor the fundamental strength of existing holdings and weigh their relative attractiveness against other candidates.

We appreciate the  opportunity to serve you and remain  committed to our goal of
providing  long-term   appreciation  by  uncovering   promising   businesses  at
temporarily depressed prices outside the United States.

Portfolio
Manager's Report                         NORTHSTAR INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   8/8/97    12/31/97    12/31/98   12/31/99
                                   ------    --------    --------   --------
International Value Portfolio      10,000     10,130      11,844     17,787
MSCI EAFE Index                    10,000      9,036      10,683     13,383

                                        Average Annual Total Returns
                                           for the Periods Ended
                                        ----------------------------
                                                     Since Inception
                                        1 Year          8/8/97
                                        ------          ------
    International Value Portfolio       50.18%          27.12%
    MSCI EAFE Index                     25.27%          12.93%

Based on a $10,000 initial investment, the graph above illustrates the total return of International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

                See accompanying index descriptions on page 12.

---------
Income
Portfolio
---------
                                                                       Portfolio
NORTHSTAR HIGH YIELD BOND PORTFOLIO                             Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Kevin Mathews, Senior Vice President and Senior Portfolio Manager

Goals: The High Yield Bond Portfolio seeks to provide high income consistent with the preservation of capital by investing in a diversified group of high yield securities.

Market Overview: It was the best of times, it was the worst of times. For the 12-month period ended December 31, 1999, the economy showed strong growth and subdued inflation. The fixed income markets, however, experienced upward trending interest rates throughout the year. The Federal Open Market Committee
(FOMC) stepped in during the second half of the year by raising the Federal Funds Rate from 4.75% to 5.50%. The FOMC acted on the perception that economic growth was too strong and that if left unchecked, it would ultimately result in rising inflation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads tightened reflecting high yield bonds' low interest rate sensitivity.

High yield managers were rewarded for being risk adverse in 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 7.8% for the twelve months ended December 31, 1999.

A total of 383 new issues came to the market in 1999, representing $95 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's record setting pace. Even though issuance was down, 1999 was still the third highest calendar year for new issue volume.

Performance: For the one year ended December 31, 1999, the Portfolio, excluding any sales charges, provided a total return of -7.45% compared to the Lehman Brothers High Yield Index, an unmanaged index of high yield bonds, which returned 2.39%.

Portfolio Specifics: The Portfolio held overweighted positions in the Wireless and Wireline subsectors of the Communications sector, which helped performance. An industry underweighting in the Internet subsector of Communications hurt relative performance. The Internet sector will be reviewed carefully in the upcoming quarters for possible additions to the portfolio. The Cable and Direct Broadcast Satellite (DBS) industry was the Portfolio's largest sector exposure, helping relative performance. DBS continues to have positive fundamentals as most operators should continue to experience strong subscriber growth.

Our avoidance of emerging market and foreign issues, while helping performance in past periods, hurt performance in the last six months as these markets rebounded significantly. Average credit quality was held at Single-B as our expectation of continued economic growth with low inflation in the domestic economy was proven correct. Overall, the Portfolio's management feels the credit quality of the portfolio is good and positioned for outperformance in 2000.

Market Outlook: The FOMC has worked diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

Portfolio
Manager's Report                             NORTHSTAR HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                              5/6/94  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
                              ------  --------  --------  --------  --------  --------  --------
High Yield Bond Portfolio     10,000    9,905    11,742    13,592    14,815     14,797   14,355
Lehman High Yield Bond Index  10,000   10,163    12,112    13,487    15,208     15,492   15,862

                                           Average Annual Total Returns for the
                                              Periods Ended December 31, 1999
                                           ------------------------------------
                                                               Since Inception
                                           1 Year      5 Year      5/6/94
                                           ------      ------      ------
High Yield Bond Portfolio                  -2.98%      7.70%        6.60%
Lehman Brothers High Yield Bond Index       2.39%      9.31%        8.48%(1)

Based on a $10,000 initial investment, the graph above illustrates the total return of High Yield Bond Portfolio against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. High Yields reflect the higher credit risks associated with certain lower rated securities in the portfolio and in some cases, the lower market price for those instruments. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are soley domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

(1)  Since inception performance for Index is shown from 5/1/94.

                See accompanying index descriptions on page 12.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely  recognized  unmanaged index of 500 common stocks.

The Lehman Government/Corporate Bond Index is an unmanaged index of government bonds and corporate bonds rated Baa3 or better.

The Russell Midcap Growth Index is an unmanged index consisting of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small companies.

The NASDAQ Composite Index is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted.

The S&P Midcap Index is an unmanaged index that measures the performance of 800 smaller companies.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

The MSCI EAFE Index is an unmanaged index consisting of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Europe Index is an unmanaged index designed to track the broader MSCI EMU benchmark containing stocks in EMU member countries.

The MSCI Japan Index is an unmanaged index that measures the perfomance of the Japanese stock market.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The Merrill Lynch Triple-C/Double-C/Single-C Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

The Merrill Lynch Single-B Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

                 Investors cannot invest directly in an index.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees
of Northstar Galaxy Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northstar Galaxy Trust comprising Northstar Researched Enhanced Index Portfolio (formerly Northstar Multi-Sector Bond Portfolio), Northstar Growth + Value Portfolio, Northstar Emerging Growth Portfolio, Northstar International Value Portfolio and Northstar High Yield Bond Portfolio, (collectively, the "Trust") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 15, 2000

-------
Pilgrim
Funds
-------
          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999
--------------------------------------------------------------------------------

                                        Northstar                     Northstar      Northstar       Northstar
                                        Research        Northstar     Emerging     International     High Yield
                                      Enhanced Index  Growth + Value   Growth          Value            Bond
                                        Portfolio       Portfolio     Portfolio       Portfolio       Portfolio
                                        ---------       ---------     ---------       ---------       ---------
ASSETS:
Investments in securities at
  value (cost $27,230,579,
  $47,936,081, $41,175,105,
  $17,016,454 and $15,281,777,
  respectively)                        $ 28,937,175    $81,719,293   $69,770,071   $ 23,285,783    $ 13,734,433
Repurchase agreements                       754,000      7,880,000     1,696,000        363,000       2,487,000
Cash                                            407             33           765            810             977
Foreign cash, at value
  (cost $0, $0, $0, $60,463
  and $0)                                        --             --            --         60,620              --
Receivable for investments sold                  --        984,968            --             --              --
Receivable for shares of
  beneficial interest sold                   53,168        748,832       740,422        316,867          13,397
Dividends and interest receivable            35,359          2,705         6,708         60,955         256,875
Receivable for futures variation
  margin                                      1,700             --            --             --              --
Receivable due from affiliate                 6,221         17,062        10,687         20,348           7,028
Prepaid expenses                                 59            176           101             58              90
                                       ------------    -----------   -----------   ------------    ------------
  Total Assets                           29,788,089     91,353,069    72,224,754     24,108,441      16,499,800
                                       ------------    -----------   -----------   ------------    ------------
LIABILITIES:
Payable for investment securities
  purchased                                      --      1,352,490       610,092             --              --
Unrealized depreciation on forward
 foreign currency                                --             --            --             90              --
Investment advisory fee payable              17,204         51,059        39,781         18,704          10,333
Payable for shares of beneficial
  interest reacquired                             6             14            --             --              13
Distributions payable                            --             --            --             --          21,632
Administrative service fees payable           2,458          6,808         5,304          1,870           1,378
Transfer agent fees payable                      --             --            --         19,248              --
Accrued expenses                             28,926         31,227        37,910         17,629          24,068
                                       ------------    -----------   -----------   ------------    ------------
  Total Liabilities                          48,594      1,441,598       693,087         57,541          57,424
                                       ------------    -----------   -----------   ------------    ------------
NET ASSETS                             $ 29,739,495    $89,911,471   $71,531,667   $ 24,050,900    $ 16,442,376
                                       ============    ===========   ===========   ============    ============
NET ASSETS CONSIST OF:
  Paid in capital for shares of
   beneficial interest, $0.01 par
   value outstanding (unlimited
   shares authorized)                  $ 28,942,863    $55,074,352   $40,089,908   $ 17,861,185    $ 19,704,855
  Undistributed net investment                   --             --            --         92,815              --
   income
  Accumulated net realized gain
   (loss) on investments, foreign
    currency and futures contracts         (938,115)     1,053,907     2,846,793       (171,772)     (1,715,135)
  Net unrealized appreciation
   (depreciation) of investments,
   foreign currency and futures
   contracts                              1,734,747     33,783,212    28,594,966      6,268,672      (1,547,344)
                                       ------------    -----------   -----------   ------------    ------------
  Net Assets                           $ 29,739,495    $89,911,471   $71,531,667   $ 24,050,900    $ 16,442,376
                                       ============    ===========   ===========   ============    ============
Net Asset Value Per Share
 ($29,739,495/5,958,584 shares,
 $89,911,471/2,993,159 shares,
 $71,531,667/2,446,626 shares,
 $24,050,900/1,628,010 shares and
 $16,442,376/3,822,335, respectively   $       4.99    $     30.04     $ 29.24 )   $      14.77    $       4.30
                                       ============    ===========   ===========   ============    ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------
          STATEMENTS OF OPERATIONS for the year ended December 31, 1999
--------------------------------------------------------------------------------

                                            Northstar                       Northstar      Northstar       Northstar
                                         Research Enhanced   Northstar      Emerging     International     High Yield
                                              Index        Growth + Value    Growth          Value           Bond
                                            Portfolio        Portfolio      Portfolio       Portfolio      Portfolio
                                            ---------        ---------      ---------       ---------      ---------
INVESTMENT INCOME:
  Dividends (net of withholding
   tax of $3,085, $781, $359,
   $36,654 and $0, respectively)            $   242,470    $     48,246    $     46,893    $   427,743    $   112,946
  Interest                                      344,596         138,630          47,100         56,655      1,854,703
  Other                                           2,115           6,232              --             --         12,447
                                            -----------    ------------    ------------    -----------    -----------
  Total investment income                       589,181         193,108          93,993        484,398      1,980,096
                                            -----------    ------------    ------------    -----------    -----------
EXPENSES:
  Investment advisory fees                      150,965         406,374         269,393        180,408        148,822
  Administrative service fees                    21,231          54,183          35,919         18,041         19,843
  Accounting and custodian fees                  55,155          26,931          52,848         45,012         27,640
  Printing and postage                           20,389          14,311          10,366          4,465          4,322
  Professional fees                              12,956          15,496          13,380         21,480         13,015
  Trustee fees                                    2,560           2,325           2,728          2,487          2,574
  Miscellaneous                                   2,607           4,062           6,922          2,408          3,867
                                            -----------    ------------    ------------    -----------    -----------
                                                265,863         523,682         391,556        274,301        220,083
  Less expenses reimbursed by
   investment advisor                           (77,764)        (89,668)        (68,278)       (93,862)       (61,195)
                                            -----------    ------------    ------------    -----------    -----------
  Total expenses                                188,099         434,014         323,278        180,439        158,888
                                            -----------    ------------    ------------    -----------    -----------
  Net investment income (loss)                  401,082        (240,906)       (229,285)       303,959      1,821,208
                                            -----------    ------------    ------------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on
   investments and futures contracts           (282,732)     16,690,730      11,492,646      1,964,021     (1,702,623)
  Net realized gain (loss) on foreign
   currency                                          --              --              --         50,118         (7,605)
  Net change in unrealized appreciation
   (depreciation) of investments and
   futures contracts                          1,859,215      23,531,739      25,300,570      5,728,854       (713,261)
  Net change in unrealized appreciation
   of foreign currency                               --              --              --          2,001             --
                                            -----------    ------------    ------------    -----------    -----------
  Net realized and unrealized gain (loss)
   from investments, foreign currency and
   futures contracts                          1,576,483      40,222,469      36,793,216      7,744,994     (2,423,489)
                                            -----------    ------------    ------------    -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $ 1,977,565    $ 39,981,563    $ 36,563,931    $ 8,048,953    $  (602,281)
                                            ===========    ============    ============    ===========    ===========

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                Northstar Research Enhanced    Northstar Growth + Value     Northstar Emerging Growth
                                      Index Portfolio                Portfolio                     Portfolio
                               ----------------------------   ---------------------------  ---------------------------
                                  Year Ended December 31,       Year Ended December 31,      Year Ended December 31,
                               ----------------------------   ---------------------------  ---------------------------
                                  1999             1998           1999           1998            1999          1998
                                  ----             ----           ----           ----            ----          ----
FROM OPERATIONS:
Net investment income (loss)   $    401,082   $    943,458   $   (240,906)  $    (61,191)  $   (229,285)  $    667,842
Net realized gain (loss) on
  investments and futures
  contracts                        (282,732)      (574,364)    16,690,730         71,906     11,492,646      1,369,176
Net realized gain (loss) on
  foreign currency                       --            453             --             --             --            (16)
Net change in unrealized
  appreciation (depreciation)
  of investments and futures
  contracts                       1,859,215       (241,127)    23,531,739      6,496,905     25,300,570      1,482,890
                               ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets
  resulting from operations       1,977,565        128,420     39,981,563      6,507,620     36,563,931      3,519,892
                               ------------   ------------   ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income              (390,975)      (945,370)            --        (10,927)            --             --
Net realized gains from
  investments                            --         (3,863)   (15,458,703)      (308,911)    (9,516,224)    (1,701,209)
                               ------------   ------------   ------------   ------------   ------------   ------------
Total distributions                (390,975)      (949,233)   (15,458,703)      (319,838)    (9,516,224)    (1,701,209)
                               ------------   ------------   ------------   ------------   ------------   ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Net proceeds from sale
  of shares                      21,898,625      8,995,259     31,600,589      8,994,594     32,611,788      5,528,830
Net asset value of shares
  resulting from dividend
  reinvestments                     390,975        962,942     15,453,430        319,838      9,516,224      1,701,209
                               ------------   ------------   ------------   ------------   ------------   ------------
                                 22,289,600      9,958,201     47,054,019      9,314,432     42,128,012      7,230,039
Cost of shares redeemed          (8,573,331)    (5,248,919)   (23,258,493)    (6,065,460)   (21,696,806)    (6,526,824)
                               ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets
  resulting from capital
  share transactions             13,716,269      4,709,282     23,795,526      3,248,972     20,431,206        703,215
                               ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets       15,302,859      3,888,469     48,318,386      9,436,754     47,478,913      2,521,898
NET ASSETS:
Beginning of year                14,436,636     10,548,167     41,593,085     32,156,331     24,052,754     21,530,856
                               ------------   ------------   ------------   ------------   ------------   ------------
End of year                    $ 29,739,495   $ 14,436,636   $ 89,911,471   $ 41,593,085   $ 71,531,667   $ 24,052,754
                               ============   ============   ============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               Northstar International Value     Northstar High Yield Bond
                                         Portfolio                    Portfolio
                               -----------------------------   -----------------------------
                                  Year Ended December 31,       Year Ended December 31,
                               -----------------------------   -----------------------------
                                   1999             1998             1999            1998
                                   ----             ----             ----            ----
FROM OPERATIONS:
Net investment income           $    303,959    $    175,508    $  1,821,208    $  1,434,026
Net realized gain (loss)
  on investments                   1,964,021         816,735      (1,702,623)         (6,416)
Net realized gain (loss)
 on foreign currency                  50,118          63,776          (7,605)             --
Net change in unrealized
  appreciation (depreciation)
  of investments                   5,728,854         348,138        (713,261)     (1,167,753)
Net change in unrealized
  appreciation of foreign
  currency                             2,001              --              --              --
                                ------------    ------------    ------------    ------------
Net increase in net assets
 (decrease) resulting from
  operations                       8,048,953       1,404,157        (602,281)        259,857
                                ------------    ------------    ------------    ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income               (315,993)       (192,996)     (1,821,208)     (1,435,446)
Net realized gains from
  investments                     (2,221,649)       (553,278)             --         (27,382)
                                ------------    ------------    ------------    ------------
Total distributions               (2,537,642)       (746,274)     (1,821,208)     (1,462,828)
                                ------------    ------------    ------------    ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Net proceeds from sale of
  shares                          73,659,755      14,594,371      10,216,238      20,427,074
Net asset value of shares
  resulting from dividend
  reinvestments                    2,537,642         746,274       1,799,111       1,482,093
                                ------------    ------------    ------------    ------------
                                  76,197,397      15,340,645      12,015,349      21,909,167
Cost of shares redeemed          (71,422,272)     (8,171,088)    (14,469,647)    (11,992,197)
                                ------------    ------------    ------------    ------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions                      4,775,125       7,169,557      (2,454,298)      9,916,970
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
  net assets                      10,286,436       7,827,440      (4,877,787)      8,713,999
NET ASSETS:
Beginning of year                 13,764,464       5,937,024      21,320,163      12,606,164
                                ------------    ------------    ------------    ------------
End of year                     $ 24,050,900    $ 13,764,464    $ 16,442,376    $ 21,320,163
                                ============    ============    ============    ============
Undistributed net investment
  income                        $     92,815    $     49,003    $         --    $         --
                                ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
NORTHSTAR RESEARCH ENHANCED INDEX PORTFOLIO                           Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                       Year Ended December 31,
                                           ---------------------------------------------
                                            1999(2)    1998      1997     1996      1995
                                            -------    ----      ----     ----      ----
Operating performance:
  Net asset value, beginning
   of the period                       $     4.83      5.14      5.25      5.14      4.85
  Net investment income                $     0.11      0.36      0.40      0.41      0.42
  Net realized and unrealized
   gain (loss) on investments          $     0.16     (0.31)    (0.08)     0.21      0.29
  Total from investment
   operations                          $     0.27      0.05      0.32      0.62      0.71
  Dividends from net investment
   income                              $    (0.11)    (0.36)    (0.40)    (0.41)    (0.42)
  Dividends from net realized
   gain on investments sold            $       --       --      (0.03)    (0.10)    --
  Total distributions                  $    (0.11)    (0.36)    (0.43)    (0.51)    (0.42)
  Net asset value, end of the
   period                              $     4.99      4.83      5.14      5.25      5.14
  Total return(1)                      %     5.79      1.02      6.15     12.53     14.97
Ratios and supplemental data:
  Net assets, end of the perio
   (000s)                              $   29,739    14,437    10,548     6,277     3,766
  Ratio of expenses to average
   net assets after reimbursement(3)   %     0.89      0.80      0.80      0.80      0.80
  Ratio of expenses to average
   net assets prior to expense
   reimbursement                       %     1.26      1.29      1.36      1.68      2.06
  Ratio of net investment income
   (loss) to average net assets        %     1.89      7.53      8.31      8.38      8.52
  Portfolio turnover                   %      123        93       162       121        83

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(2)  Portfolio  commenced  operations  as  Northstar   Multi-Sector  Bond  Fund.
     Effective April 30, 1999 the Portfolio changed its name to Northstar Research Enhanced Index Portfolio and changed its investment objective.

(3)  As of April 30, 1999, the expense limit increased from 0.80% to 0.90%.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                    NORTHSTAR GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                   Year Ended December 31,
                                    --------------------------------------------------
                                        1999       1998     1997      1996      1995
                                        ----       ----     ----      ----      ----
Operating performance:
  Net asset value, beginning
   of the period                    $   18.76     15.85     14.08     11.56     10.04
  Net investment income (loss)      $   (0.08)    (0.03)     0.09      0.08      0.20
  Net realized and unrealized
   gain on investments              $   17.74      3.09      1.95      2.57      2.27
  Total from investment
   operations                       $   17.66      3.06      2.04      2.65      2.47
  Dividends from net investment
   income                           $      --     (0.01)    (0.10)    (0.09)    (0.19)
  Dividends from net realized
   gain on investments sold         $   (6.38)    (0.14)    (0.17)    (0.04)    (0.76)
  Total distributions               $   (6.38)    (0.15)    (0.27)    (0.13)    (0.95)
  Net asset value, end of the
   period                           $   30.04     18.76     15.85     14.08     11.56
  Total return(1)                   %   94.98     19.32     14.66     22.99     24.78
Ratios and supplemental data:
  Net assets, end of the period
   (000s)                           $  89,911    41,593    32,156    15,564     3,813
  Ratio of expenses to average
   net assets after reimbursement   %    0.80      0.80      0.80      0.80      0.80
  Ratio of expenses to average
   net assets prior to expense
   reimbursement                    %    0.97      1.02      1.09      1.70      2.04
  Ratio of net investment income
   (loss) to average net assets     %   (0.44)    (0.17)     0.70      0.65      1.77
  Portfolio turnover                %     179       216       178       161       123

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
NORTHSTAR EMERGING GROWTH PORTFOLIO                                   Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     Year Ended December 31,
                                           --------------------------------------------
                                           1999      1998      1997      1996      1995
                                           ----      ----      ----      ----      ----
Operating performance:
  Net asset value, beginning
   of the period                     $     14.12     13.00     11.72     11.39      9.92
  Net investment income (loss)       $     (0.09)     0.39      0.44      0.40      0.37
  Net realized and unrealized
   gain on investments               $     19.83      1.76      1.36      1.15      1.73
  Total from investment
   operations                        $     19.74      2.15      1.80      1.55      2.10
  Dividends from net investment
   income                            $        --     (0.39)    (0.44)    (0.41)    (0.37)
  Dividends from net realized
   gain on investments sold          $     (4.62)    (0.64)    (0.08)    (0.81)    (0.26)
  Total distributions                $     (4.62)    (1.03)    (0.52)    (1.22)    (0.63)
  Net asset value, end of the
   period                            $     29.24     14.12     13.00     11.72     11.39
  Total return(1)                    %    141.03     17.30     15.81     13.80     21.39
Ratios and supplemental data:
  Net assets, end of the period
   (000s)                            $    71,532    24,053    21,531    12,579     7,410
  Ratio of expenses to average net
   assets after reimbursement(2)     %      0.90      0.82      0.80      0.80      0.80
  Ratio of expenses to average net
   assets prior to expense
   reimbursement                     %      1.09      1.14      1.11      1.40      1.74
  Ratio of net investment income
   (loss) to average net assets      %     (0.64)     3.00      3.72      3.67      3.63
  Portfolio turnover                 %       236       161        55       129        74

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(2)  As of November 9, 1998, the expense limit increased from 0.80% to 0.90%

                 See Accompanying Notes to Financial Statements

Financial
Highlights                               NORTHSTAR INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     Year Ended December 31,
                                              ----------------------------------
                                                1999         1998         1997
                                                ----         ----         ----
Operating performance:
  Net asset value, beginning
   of the period                       $       11.08         10.10        10.00
  Net investment income                $        0.22          0.21         0.03
  Net realized and unrealized
   gain on investments                 $        5.23          1.49         0.10
  Total from investment
   operations                          $        5.45          1.70         0.13
  Dividends from net investment
   income                              $       (0.24)        (0.22)       (0.03)
  Dividends from net realized
   gain on investments sold            $       (1.52)        (0.50)          --
  Total distributions                  $       (1.76)        (0.72)       (0.03)
  Net asset value, end of the
   period                              $       14.77         11.08        10.10
  Total return(1)                      %       50.18         16.93         1.30
Ratios and supplemental data:
  Net assets, end of the period
   (000s)                              $      24,051        13,764        5,937
  Ratio of expenses to average
   net assets after reimbursement(2)   %        1.00          0.84         0.80
  Ratio of expenses to average
   net assets prior to expense
   reimbursement                       %        1.52          1.68         2.61
  Ratio of net investment income
   (loss) to average net assets        %        1.69          1.90         0.97
  Portfolio turnover                   %          84            30            5

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(2)  As of November 9, 1998, the expenses limit increased from 0.80% to 1.00%

(3)  Annualized

                 See Accompanying Notes to Financial Statements

                                                                       Financial
NORTHSTAR HIGH YIELD BOND PORTFOLIO                                   Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                    Year Ended December 31,
                                          -----------------------------------------
                                           1999      1998     1997     1996    1995
                                           ----      ----     ----     ----    ----
Operating performance:
  Net asset value,
   beginning of the period          $      4.87      5.30     5.27     5.04    4.69
  Net investment income             $      0.44      0.42     0.40     0.45    0.50
  Net realized and unrealized
   gain (loss) on investments       $     (0.57)    (0.42)    0.07     0.32    0.34
  Total from investment
   operations                       $     (0.13)     0.00     0.47     0.77    0.84
  Dividends from net investment
   income                           $     (0.44)    (0.42)   (0.40)   (0.45)  (0.49)
  Dividends from net realized
   gain on investments sold         $        --     (0.01)   (0.04)   (0.09)     --
  Total distributions               $     (0.44)    (0.43)   (0.44)   (0.54)  (0.49)
  Net asset value, end of the
   period                           $      4.30      4.87     5.30     5.27    5.04
  Total return(1)                   %     (2.98)    (0.12)    9.00    15.75   18.55
Ratios and supplemental data:
  Net assets, end of the period
   (000s)                           $    16,442    21,320   12,606    6,619   4,773
  Ratio of expenses to average
   net assets after reimbursement   %      0.80      0.80     0.79     0.80    0.80
  Ratio of expenses to average
   net assets prior to expense
   reimbursement                    %      1.11      1.23     1.35     1.73    2.11
  Ratio of net investment income
   to average net assets            %      9.19      8.92     8.44     8.72   10.61
  Portfolio turnover                %        85       135      152      159     157

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 1999
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Northstar Galaxy Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The names of the five investment series which comprise the Trust (the "Funds") and their respective investment objectives are set forth below.

Northstar Research Enhanced Index Portfolio ("Research Enhanced Index Portfolio") (formerly Multi-Sector Bond Portfolio) is a diversified portfolio whose investment objective is capital appreciation by investing primarily in large companies that make up the S&P 500 Index.

Northstar Growth + Value Portfolio ("Growth + Value Portfolio") is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that the Adviser believes provide above average potential for capital appreciation.

Northstar   Emerging  Growth  Portfolio   ("Emerging  Growth  Portfolio")  is  a
diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in small to mid-sized companies that the Adviser feels have above average prospects for growth.

Northstar International Value Portfolio ("International Value Portfolio") is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. Portfolio managers apply the technique of "value investing".

Northstar High Yield Bond Portfolio ("High Yield Bond Portfolio") is a diversified portfolio whose investment objective is to seek high income consistent with the preservation of capital by investing primarily in a diversified group of high yield-high risk fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

On October 29, 1999 ReliaStar Financial Corp., the indirect parent Company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc.

Security Valuation. Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. At December 31, 1999, the High Yield Bond Portfolio contained four securities for which market quotations were not readily available and which were fair valued pursuant to the Fund's procedures. The securities had a total value of $195,087 representing 1.2% of the Portfolio's net assets. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Portfolios' securities.

Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the

--------------------------------------------------------------------------------

accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates.

Distribution to Shareholders. Dividends from net investment income are declared and paid quarterly by the Growth + Value Portfolio, International Value
Portfolio and the Emerging Growth Porfolio; and declared daily and paid quarterly by the Research Enhanced Index Portfolio and the High Yield Bond Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and foreign currency transactions. As of December 31, 1999, the following amounts have been reclassified between undistributed net investment income, accumulated net realized gain on investments and paid-in-capital:

                                        Accumulated
                      Undistributed     Net Realized
                     Net Investment       Gain on         Paid-In-
                         Income         Investments       Capital
                         ------         -----------       -------
Research Enhanced
  Index Portfolio       $ (10,107)       $  26,641        $(16,534)
Growth + Value
  Portfolio               240,906         (240,906)             --
Emerging Growth
  Portfolio               229,301         (229,301)             --
International Value
  Portfolio                55,846          (55,846)             --
High Yield Bond
  Portfolio                    --            1,509          (1,509)

These restatements did not affect net investment income, net realized gain on investments, or net assets for the year ended December 31, 1999.

Foreign Currency. The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain(loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies,
(2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation(depreciation) of foreign currency arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Foreign Currency Forward Contracts. The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options. The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Portfolio's obligation may be discharged in three ways:
(1) the option expires on the stipulated  expiration date; (2) the option holder

--------------------------------------------------------------------------------

exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures contracts. The Portfolios may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

Federal Income Taxes. The Trust intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

NOTE 2 -- INVESTMENT ADVISER AND ADMINISTRATOR

Pilgrim Advisors, Inc. (the "Adviser") (formerly Northstar Investment Management Corporation) serves as each Portfolio's investment adviser. The Adviser receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from the Research Enhanced Index Portfolio, Growth+Value Portfolio, Emerging Growth Portfolio, and High Yield Bond Portfolio. The Adviser receives an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets from the International Value Portfolio. For the year ended December 31, 1999, the Adviser earned $1,155,962 in investment advisory fees. Pilgrim Group, Inc. (the "Administrator"), (formerly Northstar Administrators Corp.) serves as each Portfolio's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets. For the year ended December 31, 1999, the Administrator earned $149,217 in administrative fees.

--------------------------------------------------------------------------------

The Adviser has voluntarily undertaken to limit the expenses of the Research Enhanced Index Portfolio, Growth + Value Portfolio and High Yield Bond Portfolio to 0.80% of the average daily net assets and to limit the expenses of the Emerging Growth Portfolio and International Value Portfolio to 0.90% and 1.00% of the average daily net assets, respectively. Effective April 30, 1999, the expense limit for Research Enhanced Index Portfolio increased from 0.80% to 0.90%. For the year ended December 31, 1999, the Adviser has reimbursed the Research Enhanced Portfolio $77,764, the Growth + Value Portfolio $89,668, the Emerging Growth Portfolio $68,278, International Value Portfolio $93,862 and the High Yield Bond Portfolio $61,195.

Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth + Value Portfolio pursuant to a Subadvisory Agreement dated November 1, 1998, between the Adviser and Navellier. For its services, Navellier receives, from the Adviser, an annual fee equal to 0.35% of the average daily net assets. For the year ended December 31, 1999, Navellier received $177,138 in subadvisory fees from the Adviser. Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as a subadviser to the International Value Portfolio pursuant to a Subadvisory Agreement dated July 24, 1997. For its services, Brandes receives, from the Adviser, an annual fee equal to 0.50% of the average daily net asset value of the Portfolio. Brandes has waived their advisory fee until the Portfolio reaches $50 million in assets.

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a registered investment adviser, serves as subadviser to the Research Enchanced Index Portfolio pursuant to a Subadvisory Agreement dated April 30, 1999, between the Adviser and J.P. Morgan. For its services, J.P. Morgan receives, from the Adviser, an annual fee equal to 0.20% of the average daily net assets. For the year ended December 31, 1999, J.P. Morgan received $32,985 in subadvisory fees from the Adviser.

NOTE 3 -- PURCHASES AND SALE OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 1999 were as follows:

                          Research                      Emerging     International    High Yield
                       Enhanced Index  Growth + Value    Growth          Value          Bond
                         Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                         ---------       ---------      ---------      ---------      ---------
Aggregate purchases      $34,330,474     $96,475,197    $94,245,286    $17,400,712    $15,257,886
Aggregate sales          $14,309,704     $93,341,448    $84,753,287    $14,045,994    $18,685,230

U.S. Government Securities not included above were as follows:

                         Research                     Emerging   International  High Yield
                      Enhanced Index  Growth + Value   Growth        Value         Bond
                        Portfolio       Portfolio     Portfolio    Portfolio     Portfolio
                        ---------       ---------     ---------    ---------     ---------
Aggregate purchases      $4,066,487      $  --         $  --        $  --        $  --
Aggregate sales          $5,511,605      $  --         $  --        $  --        $  --

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Portfolio for the year ended December 31, 1999 were as follows:

                          Research        Growth     Emerging    International   High Yield
                       Enhanced Index    + Value      Growth         Value          Bond
                         Portfolio       Portfolio   Portfolio     Portfolio     Portfolio
                         ---------       ---------   ---------     ---------     ---------
Shares sold              4,702,239      1,238,595     1,483,157     5,601,652     2,153,188
Shares issued as
 reinvestments of
 dividends                  83,063        527,241       337,694       179,821       391,809
Shares redeemed         (1,818,177)      (989,359)   (1,077,481)   (5,395,608)   (3,096,755)
                        ----------     ----------    ----------    ----------    ----------
Net increase
 (decrease) in shares
 outstanding             2,967,125        776,477       743,370       385,865      (551,758)
                        ----------     ----------    ----------    ----------    ----------

--------------------------------------------------------------------------------

Transactions in capital shares of each Portfolio for the year ended December 31, 1998 were as follows:

                          Research      Growth     Emerging   International  High Yield
                       Enhanced Index  + Value      Growth        Value         Bond
                         Portfolio     Portfolio   Portfolio    Portfolio    Portfolio
                         ---------     ---------   ---------    ---------    ---------
Shares sold               1,784,308     544,723     420,651     1,332,537     4,034,688
Shares issued as
 reinvestments of
 dividends                  192,789      17,787     129,106        67,462       294,576
Shares redeemed          (1,036,932)   (374,172)   (502,249)     (745,812)   (2,333,922)
                         ----------    --------    --------    ----------    ----------
Net increase in shares
 outstanding                940,165     188,338      47,508       654,187     1,995,342
                         ----------    --------    --------    ----------    ----------

NOTE 5 -- CREDIT RISK AND DEFAULTED SECURITIES

Although the Portfolios have a diversified portfolio, the High Yield Bond Portfolio had 83.53% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yielding securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1999, the High Yield Bond Portfolio held SA Telecommunications, Inc., a security in default. For financial reporting purposes, it is each Portfolio's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 6 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

At December 31, 1999 the Research Enhanced Index Portfolio had capital loss carryforwards of $331,465 and $527,558 expiring December 31, 2006 and 2007, respectively. High Yield Bond Portfolio had capital loss carryforwards of $6,416 and $1,520,897 expiring December 31, 2006 and 2007, respectively. During 1999, no prior year capital loss carryforward amount was utilized.

NOTE 7 -- SECURITY LOANS

The Portfolio may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Portfolio may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolios receive compensation for lending its securities in the form of fees or all or a portion of the income from investments of the collateral. The Portfolios also continue to earn income on the securities loaned. At December 31, 1999, the Portfolios did not have any securities on loan.

NOTE 8 -- LETTER OF CREDIT

The Pilgrim Funds (formerly Northstar Funds), Pilgrim Equity Trust (formerly Northstar Equity Trust), Northstar Galaxy Trust and Pilgrim Mayflower Trust (formerly Northstar Trust) (collectively the "Funds") have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended December 31, 1999, the Funds did not have any loans outstanding.

--------------------------------------------------------------------------------

NOTE 9 -- FUTURES CONTRACTS

On December 31, 1999, the Research Enhanced Index Portfolio had $100,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at December 31, 1999, were as follows:

                               Number of                             Unrealized
        Contract               Contracts    Month     Commitment    Appreciation
        --------               ---------    -----     ----------    ------------
March 00 S&P 500 Futures           2       December      Buy           28,151

NOTE 10 -- FORWARD FOREIGN CURRENCY CONTRACTS

Open  Currency  to  Sell  at  December  31,  1999  for  the  International Value
Portfolio:

                         Currency  Settlement                           Net Unrealized
                          to Sell     Date    In Exchange For   Value $  Depreciation
                          -------     ----    ---------------   -------  ------------
Euro Dollar EURO            3,303    1/3/00     USD    3,300      3,321     (21)
British Pound GBP           7,986    1/4/00     USD   12,866     12,901     (35)
Hong Kong Dollar HKD      250,360    1/3/00     USD   32,203     32,207      (4)
Japanese Yen JPY          711,026    1/4/00     USD    6,953      6,964     (11)
New Zealand Dollar NZD      5,290    1/5/00     USD    2,745      2,764     (19)
South African Rand ZAR     15,168    1/4/00     USD    2,463      2,463      (0)
                                                      ------     ------     ---
                                                      60,530     60,620     (90)
                                                      ------     ------     ---

------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

The amount of long-term capital gain paid for the fiscal year ended December 31, 1999 was $2,640,691, $1,494,615, and $1,591,841 for Growth + Value Portfolio,
Emerging Growth Portfolio and International Value Portfolio, respectively.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. For the period from November 1, 1999 through December 31, 1999, the High Yield Bond Portfolio incurred and elected to defer until January 1, 2000 for U.S. Federal income tax purposes, net capital and current losses of $185,453.

Of the ordinary distributions made during the fiscal year ended December 31, 1999, the following percentages qualify for the dividends received deduction available to corporate shareholders: .35%, 48%, and 6% for the Growth + Value Portfolio, Research Enhanced Index Portfolio, and High Yield Bond Portfolio, respectively.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Northstar
Research Enhanced
Index Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------
Shares                                      Value
------                                      -----
  COMMON STOCKS:  96.96%

          Basic Industry: 2.98%
1,700     Air Products and
          Chemicals, Inc.                $   57,056
1,700     Alcoa, Inc.                       141,100
  200     Bowater, Inc.                      10,863
  199     E. I. du Pont de Nemours
          and Co.                            13,109
1,000     Fort James Corp.                   27,375
1,300 @   Freeport-McMoRan
          Copper & Gold, Inc.
          Class B                            27,463
  600     Georgia-Pacific Corp.              30,450
1,000     IMC Global, Inc.                   16,375
1,500     International Paper Co.            84,656
   50     Louisiana-Pacific Corp.               713
  800     Lyondell Chemical Co.              10,200
  500     PPG Industries, Inc.               31,281
  400     Praxair, Inc.                      20,125
  680 @   Quantum Corp. - DLT &
          Storage Systems                    10,285
  600     Reynolds Metals Co.                45,975
1,600     Rohm and Haas Co.                  65,100
  790 @   Smurfit-Stone Container
          Corp.                              19,355
  900     Solutia, Inc.                      13,894
  200 @   Sprint Corp. - PCS Group           20,500
  300     Temple-Inland, Inc.                19,781
  900     Dow Chemical Co.                  120,262
1,100     Union Carbide Corp.                73,425
  200     USG Corp.                           9,425
  500     USX - U. S. Steel Group            16,500
                                          ---------
                                            885,268
                                          ---------
          Capital Goods: 1.17%
  300     Caterpillar, Inc.                  14,119
  500     Cooper Industries, Inc.            20,219
1,300     Deere & Co.                        56,387
  400     Eaton Corp.                        29,050
2,200     Emerson Electric Co.              126,225
  400     Herman Miller, Inc.                 9,200
  300     Hubbell, Inc.                       8,175
  800     Ingersoll-Rand Co.                 44,050
  400     PACCAR, Inc.                       17,725
  500     W.W. Grainger, Inc.                23,906
                                          ---------
                                            349,056
                                          ---------
          Cyclical: 1.87%
  800     Dana Corp.                     $   23,950
2,659 @   Delphi Automotive
          Systems Corp.                      41,879
4,800     Ford Motor Co.                    256,500
1,100     General Motors Corp.               79,956
  800     Genuine Parts Co.                  19,850
  900     Hasbro, Inc.                       17,156
  600 @   Jones Apparel Group,
          Inc.                               16,275
  400 @   Lear Corp.                         12,800
  900     Leggett & Platt, Inc.              19,294
2,000     Mattel, Inc.                       26,250
  700     B.F. Goodrich Co.                  19,250
  800     Goodyear Tire & Rubber
          Co.                                22,550
                                          ---------
                                            555,710
                                          ---------
          Drugs: 7.54%
5,700     Abbott Laboratories               206,981
4,600     American Home
          Products Corp.                    181,413
6,700     Bristol-Myers Squibb Co.          430,056
3,800     Eli Lilly & Co.                   252,700
  300 @   Forest Laboratories, Inc.          18,431
  300 @   Genzyme Corp.                      13,500
1,900     Johnson & Johnson                 176,938
3,700     Merck & Co., Inc.                 248,131
2,200     Monsanto Co.                       78,375
5,200     Pfizer, Inc.                      168,675
5,000     Schering-Plough Corp.             210,938
3,000     Warner-Lambert Co.                245,812
  300 @   Watson Pharmaceuticals,
          Inc.                               10,744
                                          ---------
                                          2,242,694
                                          ---------
          Energy: 5.53%
  900     Baker Hughes, Inc.             $   18,956
2,300     Chevron Corp.                     199,237
  600     Conoco, Inc. Class A               14,850
2,237     Conoco, Inc. Class B               55,645
  200 @   Cooper Cameron Corp.                9,788
  700     DTE Energy Co.                     21,963
  400     ENSCO Int'l, Inc.                   9,150
9,988     Exxon Mobil Corp.                 804,658
  560 @   Global Marine, Inc.                 9,310
  800     Phillips Petroleum Co.             37,600
  600 @   R&B Falcon Corp.                    7,950
6,800     Royal Dutch Petroleum
          Co. ADR                           410,975
  200 @   Smith Int'l, Inc.                   9,938
  100     Texaco, Inc.                        5,431
  500     Tosco Corp.                        13,594
  300     Ultramar Diamond
          Shamrock Corp.                      6,806
  800     Union Pacific Resources
          Group, Inc.                        10,200
                                          ---------
                                          1,646,051
                                          ---------

                 See Accompanying Notes to Financial Statements

Northstar
Research Enhanced
Index Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

Shares                                        Value
------                                        -----
            Finance: 9.67%
  140       American Express Co.           $   23,275
1,396       AmSouth Bancorp.                   26,960
  300       Associated Banc-Corp.              10,275
2,700       Associates First Capital
            Corp.                              74,081
  100       Astoria Financial Corp.             3,044
6,500       Bank of America Corp.             326,219
4,800       Bank One Corp.                    153,900
  100       CCB Financial Corp.                 4,356
  800       Charter One Financial,
            Inc.                               15,300
6,800       Citigroup, Inc.                   377,825
  600       Comerica, Inc.                     28,012
  210       Commerce Bancshares,
            Inc.                                7,114
  500       Compass Bancshares,
            Inc.                               11,156
  500       Countrywide Credit
            Industries, Inc.                   12,625
  700       Dime Bancorp, Inc.                 10,588
  700 @     E*TRADE Group, Inc.                18,288
3,600       Fannie Mae                        224,775
  500       First Tennessee National
            Corp.                              14,250
4,100       First Union Corp.                 134,531
  100       First Virginia Banks, Inc.          4,300
2,900       Firstar Corp.                      61,262
  400       FirstMerit Corp.                    9,200
3,415       Fleetboston Financial
            Corp.                             118,885
2,870       Freddie Mac                       135,069
  600       Golden West Financial
            Corp.                              20,100
  500       GreenPoint Financial
            Corp.                              11,906
  700       Hibernia Corp.                      7,438
1,800       Household Int'l, Inc.              67,050
  860       Huntington Bancshares,
            Inc.                               20,533
1,900       KeyCorp                            42,037
   10       M&T Bank Corp.                      4,143
  200       Marshall & Ilsley Corp.            12,563
  300       Mercantile Bankshares
            Corp.                               9,581
1,500       Merrill Lynch & Co., Inc.         125,250
  200       Morgan Stanley Dean
            Witter & Co.                       28,550
2,200       National City Corp.                52,112
  580       North Fork Bancorp.,
            Inc.                               10,150
  600       Paine Webber Group,
            Inc.                               23,287
  270       Peoples Heritage
            Financial Group, Inc.               4,067
1,200       PNC Bank Corp.                     53,400
  900       Regions Financial Corp.            22,612
  700       SouthTrust Corp.                   26,469
  560       Sovereign Bancorp, Inc.             4,174
  700       Summit Bancorp.                $   21,438
  600       SunTrust Banks, Inc.               41,287
  400       TCF Financial Corp.                 9,950
2,400 @     TD Waterhouse Group,
            Inc.                               39,450
  525       Bear Stearns Cos., Inc.            22,444
  200       Chase Manhattan Corp.              15,538
  900       CIT Group, Inc.                    19,013
  300       FINOVA Group, Inc.                 10,650
1,500       Goldman Sachs Group,
            Inc.                              141,281
3,100       U.S. Bancorp.                      73,819
  600       Union Planters Corp.               23,662
  100       Wachovia Corp. New                  6,800
2,470       Washington Mutual, Inc.            64,220
  800       Wells Fargo Co.                    32,350
   60       Wilmington Trust Corp.              2,895
                                            ---------
                                            2,875,509
                                            ---------
            Health Services: 1.61%
  800       Aetna, Inc.                        44,650
  200       Baxter Int'l, Inc.                 12,563
1,100       Becton, Dickinson & Co.            29,425
1,600 @     Boston Scientific Corp.            35,000
  800       CIGNA Corp.                        64,450
2,700       Columbia/HCA
            Healthcare Corp.                   79,144
  200 @     IDEC Pharmaceuticals
            Corp.                              19,650
1,800       Medtronic, Inc.                    65,587
  200       PE Corp. - PE Biosystems
            Group                              24,063
  300       St. Jude Medical, Inc.              9,206
1,600 @     Tenet Healthcare Corp.             37,600
  700       United HealthCare Corp.            37,187
  300 @     Wellpoint Health
            Networks, Inc.                     19,781
                                            ---------
                                              478,306
                                            ---------
            Insurance: 2.66%
  400       Ambac Financial Group,
            Inc.                           $   20,875
2,400       American Int'l Group,
            Inc.                              259,500
1,400       Aon Corp.                          56,000
1,000       AXA Financial, Inc.                33,875
  300       Jefferson-Pilot Corp.              20,475
1,000       Lincoln National Corp.             40,000
  100       Marsh & McLennan Cos.,
            Inc.                                9,569
  600       MBIA, Inc.                         31,687
  200       Mercury General Corp.               4,450
  700       SAFECO Corp.                       17,413
4,700       Allstate Corp.                    112,800
1,300       Hartford Financial
            Services Group, Inc.               61,587
1,300       St. Paul Cos., Inc.                43,794
  800       Torchmark Corp.                    23,250
  300       Travelers Property
            Casualty Corp.                     10,275
1,400       UnumProvident Corp.                44,887
                                            ---------
                                              790,437
                                            ---------
            Multi-Industry: 7.62%
  292       Chattem, Inc.                       5,548
2,100       Eastman Kodak Co.                 139,125
7,500       General Electric Co.            1,160,625
3,600       Honeywell Int'l Inc.              207,675
  600       ITT Industries, Inc.               20,063
2,600       Lockheed Martin Corp.              56,875
1,700       Raytheon Co. Class A               42,181
  500       Raytheon Co. Class B               13,281
1,300       Boeing Co.                         54,031
2,300 @@    Seagram Co. Ltd.                  103,356
7,800       Tyco Int'l Ltd.                   303,225
3,700       Waste Management, Inc.             63,594
4,300       Xerox Corp.                        97,556
                                            ---------
                                            2,267,135
                                            ---------
            Pharmaceutical: 0.11%
  100 @     Human Genome
            Sciences, Inc.                     15,263
  400       Pharmacia & Upjohn,
            Inc.                               18,000
                                            ---------
                                               33,263
                                            ---------

Northstar
Research Enhanced
Index Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Shares                                      Value
------                                      -----
            Retail: 6.46%
  500 @     Abercrombie & Fitch Co.       $   13,344
2,000       Albertson's, Inc.                 64,500
  600       Circuit City Stores, Inc.         27,037
1,000       CVS Corp.                         39,937
2,100       Dayton Hudson Corp.              154,219
1,000 @     Federated Department
            Stores, Inc.                      50,562
1,000       J. C. Penney, Inc.                19,938
2,400 @     K-Mart Corp.                      24,150
  200 @     Kohl's Corp.                      14,438
  900       Lowe's Cos., Inc.                 53,775
  700       Nordstrom, Inc.                   18,331
2,500 @     Safeway, Inc.                     88,906
1,700       Sears, Roebuck & Co.              51,744
4,200       Gap, Inc.                        193,200
3,900       Home Depot, Inc.                 267,394
4,000       Kroger Co.                        75,500
1,500       May Department Stores
            Co.                               48,375
1,900       TJX Cos., Inc.                    38,831
9,800       Wal-Mart Stores, Inc.            677,425
                                           ---------
                                           1,921,606
                                           ---------

            Services: 7.95%
6,800 @     America Online, Inc.             512,975
3,500 @     AT&T Corp. - Liberty
            Media Group                      198,625
2,000       Automatic Data
            Processing, Inc.                 107,750
4,200 @     Cendant Corp.                    111,562
4,000 @     Comcast Corp.                    202,250
1,500       Electronic Data Systems
            Corp.                            100,406
  800       Equifax, Inc.                     18,850
1,500       Gannett Co., Inc.                122,344
1,200       Hilton Hotels Corp.               11,550
  400       Knight-Ridder, Inc.               23,800
  490 @     Mandalay Resort Group              9,861
4,700       McDonald's Corp.                 189,469
4,000 @     MediaOne Group, Inc.             307,250
1,000 @     Mirage Resorts, Inc.              15,313
1,400       Service Corp. Int'l                9,713
  900       Starwood Hotels &
            Resorts Worldwide,
            Inc.                              21,150
  900       New York Times Co.                44,213
  300       Times Mirror Co.                  20,100
4,300       Walt Disney Co.                  125,775
1,000       Time Warner, Inc.                 72,437
2,300 @     Viacom, Inc.                     139,006
                                           ---------
                                           2,364,399
                                           ---------

            Stable: 6.01%
1,000       Bestfoods                     $   52,563
1,100       General Mills, Inc.               39,325
1,500       H.J. Heinz Co.                    59,719
  500       Hershey Foods Corp.               23,750
1,800       Kimberly-Clark Corp.             117,450
  200       Nabisco Holdings Corp.             6,325
1,400       PepsiCo, Inc.                     49,350
9,900       Philip Morris Cos., Inc.         229,556
3,400       Sara Lee Corp.                    75,012
1,000       Clorox Co.                        50,375
4,900       Coca-Cola Co.                    285,425
4,400       Gillette Co.                     181,225
4,600       Procter & Gamble Co.             503,987
2,100       Unilever NV ADR                  114,319
                                           ---------
                                           1,788,381
                                           ---------

            Technology: 24.88%
  600 @     3Com Corp.                        28,200
  400       Adobe Systems, Inc.               26,900
  450       Allegheny Technologies
            Inc.                              10,097
1,200 @     Applied Materials, Inc.          152,025
  900 @     BMC Software, Inc.                71,944
9,200 @     Cisco Systems, Inc.              985,550
  300 @     Citrix Systems, Inc.              36,900
5,200       Compaq Computer Corp.            140,725
  900       Computer Associates
            Int'l, Inc.                       62,944
3,200 @     Dell Computer Corp.              163,200
  100 @     DoubleClick, Inc.                 25,306
3,800       EMC Corp.                        415,150
  400 @     Exodus Communications,
            Inc.                              35,525
1,400       First Data Corp.                  69,038
  300 @     Guidant Corp.                     14,100
1,000       Hewlett-Packard Co.              113,937
9,800       Intel Corp.                      806,662
3,000       International Business
            Machines Corp.                   324,000
  400 @     Lexmark Int'l Group, Inc.         36,200
9,100       Lucent Technologies, Inc.        680,794
3,500 @     Microsoft Corp.                1,576,125
2,200       Motorola, Inc.                   323,950
  500 @     National Semiconductor
            Corp.                             21,406
  400 @     Network Associates, Inc.          10,675
1,000 @     Novell, Inc.                      39,938
3,100 @     Oracle Corp.                     347,394
  700 @     Seagate Technology, Inc.          32,594
5,100 @     Sun Microsystems, Inc.           394,931
    5       Teledyne Technologies
            Inc.                                  47
2,600       Texas Instruments, Inc.          251,875
    5       Water Pik Tech Inc.                   48
  600 @     Xilinx, Inc.                      27,281
  400 @     Yahoo!, Inc.                     173,075
                                           ---------
                                           7,398,536
                                           ---------

            Telecommunications: 8.32%
6,500       AT&T Corp.                       329,875
3,600       Bell Atlantic Corp.              221,625
1,500       BellSouth Corp.                   70,219
2,400 @     Global Crossing Ltd.             120,000
3,500       GTE Corp.                        246,969
1,300 @     Level 3 Communications,
            Inc.                             106,437
9,300 @     MCI WorldCom, Inc.               493,481
3,100 @@    Nortel Networks Corp.            313,100
  400 @     QUALCOMM, Inc.                    70,450
0,300       SBC Communications,
            Inc.                             502,125
                                           ---------
                                           2,474,281
                                           ---------

            Transportation: 0.63%
  400       AMR Corp.                         26,800
1,400       Burlington Northern
            Santa Fe Corp.                    33,950
  100       CNF Transportation, Inc.           3,450
  700       CSX Corp.                         21,963
1,100       Norfolk Southern Corp.            22,550
  200 @     Northwest Airlines Corp.           4,450
  200       Ryder System, Inc.                 4,888
1,400       Southwest Airlines Co.            22,662
  900       Union Pacific Corp.               39,262
  200 @     US Airways Group, Inc.             6,413
                                           ---------
                                             186,388
                                           ---------

Northstar
Research Enhanced
Index Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Shares                                   Value
------                                   -----
            Utilities: 1.95%
  600       Allegheny Energy, Inc.     $    16,163
  100       Ameren Corp.                     3,275
1,300       Carolina Power & Light
            Co.                             39,569
2,400       Central & South West
            Corp.                           48,000
  700       Cinergy Corp.                   16,888
  500       CMS Energy Corp.                15,594
  300       Columbia Energy Group           18,975
  300       Consolidated Natural
            Gas Co.                         19,481
  500       Constellation Energy
            Group, Inc.                     14,500
1,100       Dominion Resources,
            Inc.                            43,175
  760       Edison Int'l                    19,902
  900       Entergy Corp.                   23,175
  800       FPL Group, Inc.                 34,250
  600       GPU, Inc.                       17,962
  600       NiSource, Inc.                  10,725
1,500       Northern States Power
            Co.                             29,250
1,800       PG&E Corp.                      36,900
  400       Pinnacle West Capital
            Corp.                           12,225
  700       PP&L Resources, Inc.            16,013
1,300       Reliant Energy, Inc.            29,737
  600       TECO Energy, Inc.               11,138
1,300       Texas Utilities Co.             46,231
  160       The Southern Co.                 3,760
1,300       Unicom Corp.                    43,550
  500       Wisconsin Energy Corp.           9,625
                                         ---------
                                           580,063
                                         ---------
            Total Common Stocks
            (Cost $27,130,471)          28,837,083
                                        ----------

Principal
Amount                                        Value
------                                        -----

U.S. TREASURY OBLIGATIONS: 0.34%
             U.S. Government and Agencies: 0.34%
$100,000     U.S. Treasury Notes,
             5.875% due
             02/15/00(1)                 $   100,092
                                         -----------
             Total U.S. Government
             and Agencies
             (Cost $100,108)                 100,092
                                         -----------
             Total Long-Term
             Investments
             (Cost $27,230,579)           28,937,175
                                         -----------
Principal
Amount                                        Value
------                                        -----
SHORT-TERM INVESTMENTS: 2.54%
         Repurchase Agreement: 2.54%
$754,000      State Street Bank & Trust
              3.00% due 01/03/00
              (Collateralized by
              $720,000 U.S. Treasury
              Bonds, 8.750% due
              11/15/08, Market Value
              $770,400)                       $    754,000
                                              ------------
              Total Short-Term
              Investments (Cost
              $754,000)                            754,000
                                              ------------
              Total Investments
              (Cost
              $27,984,579)*          99.84%     29,691,175
              Other Assets and
              Liabilities, Net        0.16%         48,320
                                     -------  ------------
              Net Assets            100.00%   $ 29,739,495
                                    =======   ============

----------
@    Non-income producing security
@@   Foreign Security
(1)  Security has been segregated as collateral for futures contracts.
* Cost for federal income tax purposes is $28,035,520. Net unrealized appreciation consists of:

                   Gross Unrealized
                   Appreciation           $  4,149,187
                   Gross Unrealized
                   Depreciation             (2,493,532)
                                          ------------
                   Net Unrealized
                   Appreciation           $  1,655,655
                                          ============

                 See Accompanying Notes to Financial Statements

Northstar
Growth + Value
Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------

Shares                                      Value
------                                      -----
COMMON STOCKS: 90.89%

            Advertising: 1.41%
30,000 @    Valassis
            Communications, Inc.         $ 1,267,500
                                         -----------

            Aerospace: 0.99%
18,900 @    Titan Corp.                      890,663
                                         -----------

            Biotechnology: 2.90%
15,700 @    MedImmune, Inc.                2,604,238
                                         -----------

            Capital Goods: 5.03%
48,000 @    KEMET Corp.                    2,163,000
33,300 @    The DII Group, Inc.            2,363,259
                                         -----------
                                           4,526,259
                                         -----------

            Communication Services: 5.63%
34,000 @    Powerwave
            Technologies, Inc.             1,984,750
46,125 @    Western Wireless Corp.         3,078,844
                                         -----------
                                           5,063,594
                                         -----------

            Computer Communications: 9.34%
41,300 @    Adaptec, Inc.                  2,059,837
33,200 @    Applied Micro Circuits
            Corp.                          4,224,700
18,800 @    Emulex Corp.                   2,115,000
                                         -----------
                                           8,399,537
                                         -----------

            Computer Software: 10.79%
26,000      Adobe Systems, Inc.            1,748,500
39,900 @    Macromedia, Inc.               2,917,687
21,400 @    Mercury Interactive
            Corp.                          2,309,863
32,400 @    Siebel Systems, Inc.           2,721,600
                                         -----------
                                           9,697,650
                                         -----------
            Consumer Cyclicals: 5.72%
44,400 @    Gemstar International
            Group Ltd.                     3,163,500
22,200      Tiffany & Co.                  1,981,350
                                         -----------
                                           5,144,850
                                         -----------

            Diversified Commercial
            Services: 1.73%
13,400 @    Catalina Marketing Corp.       1,551,050
                                         -----------

            EDP Peripherals: 7.73%
36,000 @    Electronics for Imaging,
            Inc.                           2,092,500
35,900 @    In Focus Systems, Inc.           832,431
25,200 @    QLogic Corp.                   4,028,850
                                         -----------
                                           6,953,781
                                         -----------

            Electronic Components: 5.17%
57,700 @    Power Integrations, Inc.     $ 2,765,994
19,500 @    SanDisk Corp.                  1,876,875
                                         -----------
                                           4,642,869
                                         -----------

            Electronic Poduction/
            Equipment: 1.65%
33,200      Helix Technology Corp.         1,487,775
                                         -----------

            Electronics: 1.67%
36,667 @    Three Five Systems, Inc.       1,503,333
                                         -----------

            Generic Drugs: .043%
 9,100 @    Andrx Corp.                      385,044
                                         -----------

            Industrial Machinery/
            Component: 0.46%
36,400 @    NUR Macroprinters Ltd.           411,775
                                         -----------

            Internet Services: 7.43%
39,300 @    BroadVision, Inc.              6,683,456
                                         -----------

            Medical Electronics: 1.23%
21,300 @    VISX, Inc.                     1,102,275
                                         -----------

            Medical Specialties: 2.74%
17,100 @    ArthroCare Corp.               1,043,100
19,400 @    MiniMed, Inc.                  1,421,050
                                         -----------
                                           2,464,150
                                         -----------
            Metal Fabrications: 2.00%
34,300 @    CommScope, Inc.                1,382,719
19,200 @    Mobile Mini, Inc.                412,800
                                         -----------
                                           1,795,519
                                         -----------

            Savings & Loan: 0.03%
16,400 @    PDS Financial Corp.               27,675
                                         -----------
            Semiconductor: 7.60%
27,500 @    Alpha Industries, Inc.         1,576,094
51,800 @    Semtech Corp.                  2,700,075
23,000 @    TriQuint Semiconductor,
            Inc.                           2,558,750
                                         -----------
                                           6,834,919
                                         -----------

            Telecommunications Equipment: 9.21%
30,000 @    Advanced Fibre
            Communications, Inc.         $ 1,340,625
26,000 @    ANTEC Corp.                      949,000
37,900 @    Harmonic, Inc.                 3,598,131
16,200 @    RF Micro Devices, Inc.         1,108,688
23,100      Scientific-Atlanta, Inc.       1,284,937
                                         -----------
                                           8,281,381
                                         -----------
            Total Common Stocks
            (Cost $47,936,081)            81,719,293
                                         -----------
            Total Long-Term
            Investments (Cost
             $ 47,936,081)                81,719,293
                                         -----------
Principal
Amount                                              Value
------                                              -----
SHORT-TERM INVESTMENTS: 8.76%
                Repurchase Agreement: 8.76%
$7,880,000      State Street Bank & Trust
                3.00% due 01/03/00
                (Collateralized by
                $7,845,000 U.S. Treasury
                Notes, 6.250% due
                01/31/02, Market Value
                $8,041,125)                      $  7,880,000
                                                 ------------
                Total Short-Term
                Investments
                (Cost $7,880,000)                   7,880,000
                                                 ------------
                Total Investments
                (Cost
                $55,816,081)*          99.65%      89,599,293
                Other Assets and
                Liabilities, Net         0.35%        312,178
                                      -------    ------------
                Net Assets            100.00%    $ 89,911,471
                                      =======    ============

@    Non-income producing security

* Cost for federal income tax purposes is $55,944,492 Net unrealized appreciation consists of:

                  Gross Unrealized
                  Appreciation                   $ 34,552,038
                  Gross Unrealized
                  Depreciation                       (897,237)
                                                 ------------
                  Net Unrealized
                  Appreciation                   $ 33,654,801
                                                 ============

                 See Accompanying Notes to Financial Statements

Northstar
Emerging Growth
Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------

Shares                                              Value
------                                              -----
COMMON STOCKS: 97.54%

             Capital Goods: 1.51%
 5,700 @     Advanced Energy
             Industries, Inc.               $  280,725
 4,100 @     The DII Group, Inc.               290,972
 4,400 @     Dupont Photomasks, Inc.           212,300
 3,000 @     Sanmina Corp.                     299,625
                                            ----------
                                             1,083,622
                                            ----------

             Communication Services: 6.65%
 7,700 @     AirGate PCS, Inc.                 406,175
 4,300 @     Allegiance Telecom, Inc.          396,675
 6,700 @     Ibasis, Inc.                      192,625
 5,000 @     Nextel Communications,
             Inc.                              515,625
 5,900 @     Powerwave
             Technologies, Inc.                344,413
 8,200       SBC Communications,
             Inc.                              399,750
 5,800 @     Telecorp PCS, Inc.                220,400
10,200 @     Tritel, Inc.                      323,213
 7,200 @     Triton PCS Holdings, Inc.         327,600
 8,100 @     US LEC Corp.                      261,225
 3,100 @     VoiceStream Wireless
             Corp.                             441,169
 8,200 @     Western Wireless Corp.            547,350
13,100 @     Williams
             Communications
             Group, Inc.                       379,081
                                            ----------
                                             4,755,301
                                            ----------

             Computer Communications: 5.98%
 6,900 @     Adaptec, Inc.                     344,138
 7,200 @     Applied Micro Circuits
             Corp.                             916,200
11,000 @     Cabletron Systems, Inc.           286,000
 1,500 @     Cacheflow, Inc.                   196,031
 9,000 @     Cisco Systems, Inc.               964,125
 1,600 @     Emulex Corp.                      180,000
 3,000 @     Finistar Corp.                    269,625
 2,300 @     Foundry Networks, Inc.            693,881
 2,300 @     JNI Corp.                         151,800
   800 @     Juniper Networks, Inc.            272,000
                                            ----------
                                             4,273,800
                                            ----------

             Computer Software: 10.97%
 6,300 @     Aspect Development,
             Inc.                           $  431,550
 2,000 @     Digimarc Corp.                    100,000
 2,000 @     E. piphany, Inc.                  446,250
 4,900 @     Micromuse, Inc.                   833,000
 5,100 @     Mission Critical Software,
             Inc.                              357,000
12,900 @     Network Associates, Inc.          344,269
 5,200 @     New Era of Networks,
             Inc.                              247,650
 4,500 @     Packeteer, Inc.                   319,500
 9,700 @     Parametric Technology
             Corp.                             262,506
 5,300 @     Rational Software Corp.           260,363
10,400 @     RAVISENT Technologies,
             Inc.                              399,750
 8,400 @     Sapient Corp.                   1,183,875
 6,000 @     Serena Software, Inc.             185,625
 5,800 @     Siebel Systems, Inc.              487,200
 4,700 @     TIBCO Software, Inc.              719,100
   200       Virginia Linux Systems,
             Inc.                               41,325
10,400 @     Verity, Inc.                      442,650
 9,800 @     Opentv Corp.                      786,450
                                            ----------
                                             7,848,063
                                            ----------

             Consumer Cyclicals: 8.24%
12,400 @     Abercrombie & Fitch Co.           330,925
 1,600 @     Aether Systems, Inc.              114,600
 8,300 @     American Eagle
             Outfitters, Inc.                  373,500
 9,400 @     AnnTaylor Stores Corp.            323,713
 9,100 @     Bed Bath & Beyond, Inc.           316,225
13,000 @     Braun Consulting, Inc.            929,500
11,400       Lowe's Cos., Inc.                 681,150
 2,100 @     Management Network
             Group, Inc.                        68,513
 8,600 @     Mediaplex, Inc.                   539,650
11,700 @     The Men's Wearhouse,
             Inc.                              343,688
18,700 @     Office Depot, Inc.                204,531
13,600 @     Pacific Sunwear of
             California, Inc.                  433,500
 4,200 @     Stamps.Com, Inc.                  174,825
18,900 @     Staples, Inc.                     392,175
 2,400       The Talbots, Inc.                 107,100
10,200       Tribune Co.                       561,638
                                            ----------
                                             5,895,233
                                            ----------

             Consumer Staples: 4.74%
 9,500 @     Acme Communications,
             Inc.                           $  315,875
                                            ----------
 9,600 @     Classic Commun., Inc.             351,000
 6,200 @     Emmis Communications
             Corp.                             772,772
15,400 @     Infinity Broadcasting
             Corp.                             557,288
19,400 @     Korn / Ferry International        705,675
 1,700 @     Official Payments Corp.            88,400
 4,300 @     Radio One, Inc.                   395,600
 7,100 @     Radio Unica Corp.                 205,013
                                            ----------
                                             3,391,623
                                            ----------

             Diversified Commercial
             Services: 0.87%
 3,600 @     iXL Enterprises, Inc.             199,800
10,300 @     SalesLogix Corp.                  422,944
                                            ----------
                                               622,744
                                            ----------

             EDP Services: 2.92%
 6,600 @     CSG Systems
             International, Inc.               263,175
15,600 @     Cadence Design Systems,
             Inc.                              374,400
16,600 @     Lightbridge, Inc.                 460,650
 6,900 @     QRS Corp.                         719,756
 6,700 @     Tenfold Corp.                     267,581
                                            ----------
                                             2,085,562
                                            ----------

             Electronic Components: 0.27%
 6,900 @     Spectrian Corp.                   194,925
                                            ----------

             Electronic Production
             Equipment: 6.27%
 2,500 @     Applied Materials, Inc.           316,719
11,800 @     Asyst Technologies, Inc.          773,638
12,200 @     Cymer, Inc.                       561,200
 4,000 @     KLA-Tencor Corp.                  445,500
 6,800 @     Lam Research Corp.                758,625
 4,600 @     Novellus Systems, Inc.            563,644
11,800 @     PRI Automation, Inc.              792,075
 8,100 @     Varian Semiconductor
             Equipment Associates,
             Inc.                              275,400
                                            ----------
                                             4,486,801
                                            ----------

             Energy: 1.49%
11,200 @     BJ Services Co.                   468,300
 5,600       Murphy Oil Corp.                  321,300
19,600 @     Spinnaker Exploration
             Co.                               276,850
                                            ----------
                                             1,066,450
                                            ----------

                 See Accompanying Notes to Financial Statements

Northstar
Emerging Growth
Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

Shares                                        Value
------                                        -----
            Financials: 4.70%
10,000      Citigroup, Inc.                $   555,625
19,200  @   CompuCredit Corp.                  739,200
 1,700      Dain Rauscher Corp.                 79,050
 5,900      Freddie Mac                        277,669
10,600      First Tennessee National
            Corp.                              302,100
 8,300      The PMI Group, Inc.                405,144
 7,200  @   S1 Corp.                           562,500
 4,400      Zions Bancorp.                     260,425
 3,400 @@   XL Capital Ltd                     176,375
                                           -----------
                                             3,358,088
                                           -----------

            Health Care: 9.96%
21,700  @   Aurora Bioscience Corp.            575,050
19,400  @   Boston Scientific Corp.            424,375
 9,500  @   Celgene Corp.                      665,000
12,200  @   COR Therapeutics, Inc.             327,875
 9,100  @   Cytyc Corp.                        555,669
17,300  @   Ilex Oncology, Inc.                417,363
 3,100  @   Invitrogen Corp.                   186,000
14,042  @   LifePoint Hospitals, Inc.          165,858
 4,100  @   MedImmune, Inc.                    680,088
 9,522      Medtronic, Inc.                    346,958
 7,900      Merck & Co., Inc.                  529,794
26,800  @   Oxford Health Plans, Inc.          340,025
 9,100 @@   QLT PhotoTherapeutics,
        @   Inc.                               534,625
 5,600  @   Sciquest Common, Inc.              445,200
 5,400  @   Sepracor, Inc.                     535,613
16,600  @   Trimeris, Inc.                     392,175
                                           -----------
                                             7,121,668
                                           -----------

            Internet Services: 18.25%
 8,500  @   Accrue Software, Inc.          $   460,063
 2,100  @   Agile Software Corp.               456,192
   300  @   Akamai Technologies,
            Inc.                                98,288
12,900  @   AppNet Systems, Inc.               564,375
 7,600  @   Art Technology Group,
            Inc.                               973,750
 4,900  @   Broadbase Software, Inc.           551,250
 7,700  @   C Bridge Internet
            Solutions, Inc.                    374,413
 7,600  @   CyberSource Corp.                  393,300
10,700  @   Cysive, Inc.                       771,069
 4,800  @   Digex, Inc.                        330,000
 8,200  @   Digital Insight Corp.              298,275
 5,000  @   Engage Technologies,
            Inc.                               300,000
10,600  @   Exodus Communications,
            Inc.                               941,413
 3,100  @   F5 Networks, Inc.                  353,400
   800  @   Intertrust Technologies
            Corp.                               94,100
 4,700  @   Liberate Technologies,
            Inc.                             1,207,900
 4,100  @   Luminant Worldwide
            Corp.                              186,550
 6,000  @   Netegrity, Inc.                    341,625
 1,100  @   Ondisplay, Inc.                     99,963
12,400  @   Open Market, Inc.                  559,550
 2,300  @   Pfsweb, Inc.                        86,250
 3,600  @   Portal Software, Inc.              370,350
 1,900  @   Preview Systems, Inc.              123,263
 4,700  @   Quest Software, Inc.               479,400
 8,000  @   Quintus Corp.                      367,000
 4,100  @   Software.com, Inc.                 393,600
 5,400  @   VeriSign, Inc.                   1,031,063
 5,200  @   Vignette Corp.                     847,600
                                           -----------
                                            13,054,002
                                           -----------

            Precision Instruments: 1.31%
12,100  @   Agilent Technologies,
            Inc.                               935,481
                                           -----------

            Recreational Products/Toys: 0.22%
 6,900  @   THQ, Inc.                          159,994
                                           -----------

            Semiconductors: 7.04%
 6,500  @   Analog Devices, Inc.           $   604,500
21,400  @   Atmel Corp.                        632,638
 7,400  @   Conexant Systems, Inc.             491,175
 9,000  @   Maxim Integrated
            Products, Inc.                     424,688
 5,900  @   Micrel, Inc.                       335,931
16,000  @   QuickLogic Corp.                   264,000
 3,000  @   SDL, Inc.                          654,000
 2,400  @   Silicon Image, Inc.                168,150
 3,500  @   TriQuint Semiconductor,
            Inc.                               389,375
 9,800  @   Vitesse Semiconductor
            Corp.                              513,888
12,200  @   Xilinx, Inc.                       554,719
                                           -----------
                                             5,033,064
                                           -----------

            Telecommunications Equipment: 5.50%
 7,400  @   Airnet Communication
            Corp.                              269,175
 6,600  @   CIENA, Corp.                       379,500
 6,300  @   Ditech Communications
            Corp.                              589,050
 4,900  @   MCK Communications,
            Inc.                               110,250
 3,600      Motorola, Inc.                     530,100
 2,800  @   Next Level
            Communications, Inc.               209,650
 7,100 @@   Nortel Networks Corp.              717,100
 1,600  @   Sycamore Networks, Inc.            492,800
 5,950  @   Virata Corp.                       177,756
 5,800  @   Visual Networks, Inc.              459,650
                                           -----------
                                             3,935,031
                                           -----------

            Transportation: 0.33%
 5,400  @   Continental Airlines, Inc.         239,625
                                           -----------

            Utilities: 0.32%
 5,900      El Paso Energy Corp.               228,994
                                           -----------
            Total Common Stocks
            (Cost $41,175,105)              69,770,071
                                           -----------
            Total Long Term
            Investments (Cost
             $               41,175,105)    69,770,071
                                           -----------

                 See Accompanying Notes to Financial Statements

Northstar
Emerging Growth
Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                              Value
------                                              -----
SHORT TERM INVESTMENTS: 2.37%
                Repurchase Agreement: 2.37%
$1,696,000      State Street Bank & Trust
                3.00% due 01/03/00
                (Collateralized by
                $1,605,000 U.S. Treasury
                Notes, 7.500% due
                11/15/16, Market Value
                $1,733,400)                      $  1,696,000
                                                 ------------
                Total Short-Term
                Investments
                (Cost $1,696,000)                   1,696,000
                                                 ------------
                Total Investments
                (Cost
                $42,871,105)*          99.91%      71,466,071
                Other Assets and
                Liabilities, Net         0.09%         65,596
                                       -------   ------------
                Net Assets            100.00%    $ 71,531,667
                                      =======    ============

----------
@    Non-income producing security
@@   Foreign issuer
* Cost for federal income tax purposes is $42,903,517. Net unrealized appreciation consists of:

                  Gross Unrealized
                  Appreciation                $ 29,236,689
                  Gross Unrealized
                  Depreciation                    (674,135)
                                              ------------
                  Net Unrealized
                  Appreciation                $ 28,562,554
                                              ============

                 See Accompanying Notes to Financial Statements

Northstar
International Value
Portfolio

               PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------

Shares                                              Value
------                                              -----

 COMMON STOCKS: 90.96%

             Automobiles: 2.93%
 11,600      Bayerische Motoren
             Werke AG (Germany)             $   354,063
  8,900      Compagnie Generale des
             Etablissements
             Michelin (France)                  349,651
                                            -----------
                                                703,714
                                            -----------

             Banking: 9.88%
  9,800      Argentaria SA ( Spain)             230,314
 59,615      DBS Group, Ltd.
             (Singapore)                        977,178
  2,980      Den Danske Bank A/S
             (Denmark)                          326,679
 60,000      HSBC Holdings (Hong
             Kong)                              841,320
                                            -----------
                                              2,375,491
                                            -----------

             Beverages/Tobacco: 3.52%
 21,000      Allied Domecq PLC
             (United Kingdom)                   103,799
 37,600      British America Tobacco
             PLC (United Kingdom)               212,574
 45,191      Diageo PLC (United
             Kingdom)                           360,605
 16,600 @    South African Breweries
             PLC (United Kingdom)               167,587
                                            -----------
                                                844,565
                                            -----------

             Chemicals: 2.66%
  7,500      BASF AG (Germany)                  385,312
 11,800      BOC Group PLC (United
             Kingdom)                           254,458
                                            -----------
                                                639,770
                                            -----------

             Electrical & Electronics: 11.33%
  4,800      Alcatel Alsthom SA
             (France)                         1,102,443
 70,000      Hitachi, Ltd. (Japan)            1,123,618
 18,000      Matsushita Electric
             Industrial Co., Ltd.
             (Japan)                            498,581
                                            -----------
                                              2,724,642
                                            -----------

             Energy Services: 5.23%
 64,700      ENI SpA (Italy)                    355,858
 46,000      Nippon Oil Co., Ltd.
             (Japan)                            202,604
  5,244      Total Fina (France)                699,937
                                            -----------
                                              1,258,399
                                            -----------

             Food & Household Products: 2.64%
  1,200      Eridania Beghin Say SA
             (France)                       $   129,102
    120      Nestle SA (Switzerland)            219,833
 30,100      Reckitt & Benckiser PLC
             (United Kingdom)                   284,916
                                            -----------
                                                633,851
                                            -----------

             Health/Personal Care: 0.38%
  7,000      Daiichi Pharmaceutical
             Co., Ltd. (Japan)                   91,054
                                            -----------

             Industrial Components: 5.93%
  5,500      Kyocera Corp. (Japan)            1,426,544
                                            -----------

             Insurance: 7.64%
 23,700      Allied Zurich
             (Switzerland)                      279,463
  8,292      ING Groep NV
             (Netherlands)                      500,675
    870      Munchener
             Rueckversicheruns-
             Gesellschaft AG
             (Germany)                          220,676
 31,954      Royal & Sun Alliance
             Insurance Group PLC
             (United Kingdom)                   239,495
 51,100      Tokio Marine & Fire
             Insurance Co. (Japan)              597,676
                                            -----------
                                              1,837,985
                                            -----------

             Machinery & Engineering: 5.37%
  4,000      Canon, Inc. (Japan)                158,951
 85,342      Invensys PLC (United
             Kingdom)                           451,206
 54,000      Komatsu (Japan)                    248,410
130,000      Mitsubishi Heavy
             Industries, Ltd. (Japan)           433,885
                                            -----------
                                              1,292,452
                                            -----------

             Materials & Commodities: 1.91%
 15,800      De Beers Centenary AG
             (South Africa)                     459,496
                                            -----------

             Merchandising: 2.49%
 97,000      Marks & Spencer PLC
             (United Kingdom)                   463,785
 39,000      Safeway PLC (United
             Kingdom)                           135,285
                                            -----------
                                                599,070
                                            -----------

             Metals & Steel: 1.59%
147,500      Corus Group (United
             Kingdom)                           383,593
                                            -----------

             Multi-Industry: 4.10%
 93,000      Citic Pacific, Ltd. (Hong
             Kong)                          $   349,341
 32,568 @    First Pacific Co., Ltd.
             (Hong Kong)                         25,347
 41,328      Jardine Matheson
             Holdings, Ltd. ADR
             (Singapore)                        162,832
 76,000      Swire Pacific, Ltd. (Hong
             Kong)                              448,756
                                            -----------
                                                986,276
                                            -----------

             Telecommunications: 19.67%
 14,470      Compania Anonima
             Nacional Telefonos de
             Venezuela ADR
             (Venezuela)                        356,324
 15,800      Deutsche Telekom AG
             (Germany)                        1,125,270
  8,274      KON KPN NV
             (Netherlands)                      807,643
  2,900 @    Korea Telecom Corp.
             ADR (South Korea)                  216,775
 12,785      Portugal Telecom
             (Portugal)                         140,252
    820 @    Swisscom AG
             (Switzerland)                      331,646
 46,000      Telecom Corp. Of New
             Zealand, Ltd. (New
             Zealand)                           216,315
 50,800      Telecom Italia SpA (Italy)         716,427
  7,300      Telefonos de Mexico SA
             ADR ( Mexico)                      821,250
                                            -----------
                                              4,731,902
                                            -----------

             Utilities -- Electrical & Gas: 3.69%
 47,600      Centrais Eletricas
             Brasileiras SA ADR
             (Brazil)                           524,300
  1,090 @    Centrais Geradoras do
             Sul do Brasil SA ADR
             (Brazil)                             5,561
 53,000      National Power PLC
             (United Kingdom)                   305,631
  3,000      Union Electrica Fenosa
             SA (Spain)                          52,402
                                            -----------
                                                887,894
                                            -----------
             Total Common Stocks
             (Cost $16,127,167)              21,876,698
                                            -----------

                 See Accompanying Notes to Financial Statements

Northstar
International Value
Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Shares                                      Value
------                                      -----

PREFERRED STOCKS: 5.86%(c)

             Banking: 1.23%
37,700       Banco Bradesco SA ADR
             (Brazil), $0.1356           $   295,945
                                         -----------

             Beverages/Tobacco: 1.35%
23,200       Companhia Cervejaria
             Brahma ADR (Brazil),
             $0.1598                         324,800
                                         -----------

             Energy Services: 2.75%
25,800       Petroleo Brasileiro SA
             ADR (Brazil),
             $0.305344                       661,718
                                         -----------

             Telecommunications: 0.53%
 1,020       Embratel Participacoes
             SA ADR (Brazil),
             $0.2304                          27,795
   102       Tele Celular Sul
             Participacoes SA ADR
             (Brazil), $0.0932                 3,238
   340       Tele Centro Oeste
             Celular Participacoes
             SA ADR (Brazil),
             $0.3139                           2,210
   204       Tele Centro Sul
             Participacoes SA ADR
             (Brazil), $1.02                  18,513
    20       Tele Leste Celular
             Participacoes SA ADR
             (Brazil), $0.6731                   850
    51       Tele Nordeste Celular
             Participacoes SA ADR
             (Brazil), $0.9942                 2,576
    20       Tele Norte Celular
             Participacoes SA ADR
             (Brazil), $0.3101                   859
 1,020       Tele Norte Leste
             Participacoes SA ADR
             (Brazil), $0.3872                26,010
    51       Telemig Celular
             Participacoes SA ADR
             (Brazil), $0.3341                 2,356
   408       Telesp Celular
             Participacoes ADR
             (Brazil), $0.6552                17,289
 1,020       Telesp Participacoes SA
             ADR (Brazil), $1.21              24,926
                                         -----------
                                             126,622
                                         -----------
             Total Preferred Stocks
             (Cost $889,287)               1,409,085
                                         -----------
             Total Long-Term
             Investments
             (Cost $17,016,454)           23,285,783
                                         -----------

Principal
Amount                                                 Value
------                                                 -----
SHORT-TERM INVESTMENTS: 1.51%

                   Repurchase Agreement: 1.51%
     $363,000      State Street Bank & Trust
                   3.00% due 01/03/00
                   (Collateralized by
                   $370,000 U.S. Treasury
                   Notes, 6.25%, due
                   05/31/00, Market Value
                   $372,775)                        $    363,000
                                                    ------------
                   Total Short-Term
                   Investments (Cost
                   $363,000)                             363,000
                                                    ------------
                   Total Investments
                   (Cost
                   $17,379,454)           98.33%      23,648,783
                   Other Assets and
                   Liabilities, Net         1.67%        402,117
                                          -------   ------------
                   Net Assets            100.00%    $ 24,050,900
                                         =======    ============

----------
@    Non-income producing security
ADR  -- American Depository Receipt
(c) Convertible Cost for federal income tax purposes is $17,757,599. Net unrealized appreciation consists of:

                   Gross Unrealized
                   Appreciation                 $  6,847,501
                   Gross Unrealized
                   Depreciation                     (956,317)
                                                ------------
                   Net Unrealized
                   Appreciation                 $  5,891,184
                                                ============

                 See Accompanying Notes to Financial Statements

Northstar
International Value
Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
                                                     % of
Country                               Value        Net Assets
-------                               -----        ----------
Brazil                               1,938,945         8.07%
Denmark                                326,679         1.37%
France                               2,281,133         9.48%
Germany                              2,085,321         8.67%
Hong Kong                              823,444         3.42%
Italy                                1,072,285         4.46%
Japan                                4,781,323        19.88%
Mexico                                 821,250         3.41%
Netherlands                          1,308,318         5.44%
New Zealand                            216,315         0.90%
Portugal                               140,252         0.58%
Singapore                            1,140,010         4.74%
South Africa                           627,083         2.61%
South Korea                            216,775         0.90%
Spain                                  282,716         1.18%
Switzerland                            830,942         3.45%
United Kingdom                       4,036,667        16.78%
United States                          363,000         1.51%
Venezuela                              356,324         1.48%
Other assets less liabilities          402,117         1.67%
                                   -----------       ------
Net Assets                         $24,050,900       100.00%
                                   ===========       ======

                 See Accompanying Notes to Financial Statements

Northstar
High Yield Bond
Portfolio

               PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------

Principal
Amount                                               Value
------                                               -----

CORPORATE BONDS: 76.99%

                     Automotive: 0.66%
 $500,000            Safelite Glass Corp.,
                     9.875%, due 12/15/06         $   27,500
  100,000            Titan Wheel Int'l. Inc.,
                     8.750%, due 04/01/07             81,500
                                                  ----------
                                                     109,000
                                                  ----------

                     Broadcasting, Radio &
                     Television: 2.89%
  200,000       @@   Antenna Tv SA, 9.000%,
                     due 08/01/07                    185,000
  100,000            Capstar Broadcasting
                     Partners, Inc., 9.250%,
                     due 07/01/07                    103,500
  200,000            Sinclair Broadcast
                     Group, Inc., 8.750%,
                     due 12/15/07                    187,000
                                                  ----------
                                                     475,500
                                                  ----------

                     Business Services: 5.44%
1,000,000       #    Allied Waste North
                     America, Inc.,
                     10.000%, due
                     08/01/09                        895,000
                                                  ----------

                     Cable & DBS: 21.17%
  500,000            Adelphia
                     Communications
                     Corp., 7.875%, due
                     05/01/09                        453,750
  500,000       #    Charter Communication
                     Holdings LLC,
                     8.625%, due 04/01/09            465,000
  800,000            Diva Systems Corp.,
                     0/12.625%, due
                     03/01/08                        308,000
  750,000            Echostar
                     Communications
                     Corp., 9.250%, due
                     02/01/06                        759,375
  600,000            NTL, Inc., 0/9.750%, due
                     04/01/08                        423,000
  500,000       @@   Star Choice
                     Communications, Inc.,
                     13.000%, due
                     12/15/05                        507,500
  600,000       @@   Telewest PLC,
                     0/11.000%, due
                     10/01/07                        564,000
                                                  ----------
                                                   3,480,625
                                                  ----------

                     Communication -- Wireless: 9.36%
  750,000            Crown Castle Int'l Corp.,
                     0/11.250%, due
                     08/01/11                     $  472,500
  750,000       #    Nextel Communications,
                     Inc., 9.375%, due
                     11/15/09                        740,625
  150,000       @@   Occidente Y Caribe
                     Celular SA,
                     0/14.000%, due
                     03/15/04                         62,250
  138,000      (1)   Unisite, Inc., 13.000%,
                     due 12/15/04                    163,358
  100,000            Winstar
                     Communications, Inc.
                     0/14.000%, due
                     10/15/05                         99,500
                                                  ----------
                                                   1,538,233
                                                  ----------

                     Communications -- Wireline: 5.82%
  100,000            Colt Telecom Group
                     PLC, 0/12.000%, due
                     12/15/06                         87,750
  150,000            Hyperion
                     Telecommunications,
                     Inc., 0/13.000%, due
                     04/15/03                        135,750
  100,000            ICG Holdings, Inc.,
                     0/12.500%, due
                     05/01/06                         77,583
  130,000            ITC Deltacom, Inc.,
                     11.000%, due
                     06/01/07                        135,200
  500,000            Nextlink
                     Communications,
                     10.750%, due
                     11/15/08                        520,000
  125,000      #(c)  SA@Telecommunications,
                     Inc., 10.000% due
                     08/15/06                              0
                                                  ----------
                                                     956,283
                                                  ----------

                     Containers, Packaging, Glass: 0.97%
  362,000            Indesco Int'l, Inc.,
                     9.750%, due 04/15/08            159,280
                                                  ----------

                     Finance, Insurance, Banking: 2.18%
  100,000            Americo Life, Inc.,
                     9.250%, due 06/01/05            100,500
  250,000      #@@   York Power Funding,
                     12.000%, due
                     10/30/07                        257,500
                                                  ----------
                                                     358,000
                                                  ----------

                     Food, Beverage & Tobacco: 5.97%
  450,000       @@   Fage Dairy Industries SA,
                     9.000%, 02/01/07             $  402,750
  500,000            North Atlantic Trading,
                     Inc., 11.000%, due
                     06/15/04                        457,500
  150,000            Standard Commercial
                     Tobacco Corp.,
                     8.875%, due 08/01/05            120,750
                                                  ----------
                                                     981,000
                                                  ----------
                     Gaming & Lottery: 2.94%
  489,000       #    Waterford Gaming LLC
                     Finance Corp.,
                     9.500%, due 03/15/10            484,110
                                                  ----------

                     Homebuilding, Building
                     Materials: 1.38%
  250,000            Engle Homes, Inc.,
                     9.250%, due 02/01/08            226,250
                                                  ----------

                     Hotels, Motels & Inns: 2.75%
  500,000            HMH Properties, Inc.,
                     7.875%, due 08/01/08            452,500
                                                  ----------

                     Manufacturing: 3.06%
  500,000            Westinghouse Air Brake
                     Co., 9.375%, due
                     06/15/05                        502,500
                                                  ----------

                     Metals & Mining 0.62%
  100,000            Wci Steel, Inc.,
                     10.000%, due
                     12/01/04                        102,500
                                                  ----------

                     Oil & Gas -- Refining &
                     Marketing: 2.69%
  100,000            Benton Oil + Gas Co.,
                     11.625%, due
                     05/01/03                         67,500
   58,000       @@   Derlan Manufacturing,
                     Inc., 10.000% due
                     01/15/07                         57,565
  571,781       #    Orion Refining Corp.,
                     10.000%, due
                     11/15/04                        317,338
                                                  ----------
                                                     442,403
                                                  ----------

                     Restaurants: 2.81%
  500,000            Romacorp, Inc.,
                     12.000%, due
                     07/01/06                        462,500
                                                  ----------
                     Retail: 1.08%
  200,000            Toms Foods, Inc.,
                     10.500%, due
                     11/01/04                        177,000
                                                  ----------

                 See Accompanying Notes to Financial Statements

Northstar
High Yield Bond
Portfolio

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                          Value
------                                          -----

                  Shipping: 2.99%
$400,000      @@  Equimar Shipholdings
                  Ltd., 9.875%, due
                  07/01/07                    $   242,000
 300,000      @@  Ultralpetrol Bahamas
                  Ltd., 10.500%, due
                  04/01/08                        250,500
                                              ------------
                                                  492,500
                                              ------------

                  Transportation (Air, Bus, Rail): 2.21%
 393,803      #   Atlantic Coast Airlines,
                  Inc., 8.750%, due
                  01/01/07                        364,130
                                              ------------
                  Total Corporate Bonds
                  (Cost $14,333,005)           12,659,314
                                              ------------

Shares                                       Value
------                                       -----
COMMON STOCK: 1.10%

               Cable & DBS: 1.07%
 1,800         Echostar
               Communications Corp.         $175,500
                                            ---------
               Manufacturing: 0.03%
   150         Jordan
               Telecommunication
               Products                        4,575
                                            ---------

               Total Common Stock
               (Cost $7,322)                 180,075
                                            ---------

PREFERRED STOCK: 4.69% (c)

               Broadcasting, Radio & Television: 0.87%
 1,420      @  Paxson Communications
               Corp., 12.500%                145,550
                                            ---------

               Communications -- Wireline: 2.36%
 3,953      @  Adelphia Business
               Solutions, 12.875%            387,362
                                            ---------

               Health Care: 0.04%
15,884         Intracel Corp., 0.000%          5,957
                                            ---------

               Manufacturing: 1.30%
 1,970         Jordan
               Telecommunication
               Products, 13.250%             213,745
                                            ---------

               Oil & Gas -- Refining &
               Marketing: 0.12%
               TCR Holdings, 0.000%
10,000          Class B                          100
 5,500          Class C                           55
14,500          Class D                          145
30,000          Class E                          300
20,000         Transcontinental, 0.000%       18,660
                                            ---------
                                              19,260
                                            ---------

               Total Preferred Stock
               (Cost $862,937)               771,874
                                            ---------

Number of
Contracts                                   Value
---------                                   -----

 WARRANTS: 0.75% @

              Cable & DBS: 0.12%
2,400         Diva Systems Corp.         $    19,200
  450  #      Heartland Wireless
              Comm                                 5
                                         ------------
                                              19,205
                                         ------------

              Communications -- Internet: 0.00%
  100  #      Unifi Communications,
              Inc.                                 0
                                         ------------

              Communications -- Wireless: 0.22%
  660         Clearnet
              Communications, Inc.            10,230
3,000         Geotek Communications,
              Inc.                                 0
  600 #@@     Occidente Y Caribe
              Celular SA                           0
   67 (1)     Unisite, Inc.                   25,025
    2 (1)     Unisite, Inc.                      747
                                         ------------
                                              36,002
                                         ------------

              Communications -- Wireline: 0.16%
  150  #      Adelphia Business
              Solutions                       26,250
                                         ------------
              Food, Beverage & Tobacco: 0.07%
  145  #      Packaged Ice, Inc.               5,365
  150  #      Packaged Ice, Inc.               5,550
                                         ------------
                                              10,915
                                         ------------

              Metals & Mining: 0.00%
  500         Sheffield Steel Corp.                0
                                         ------------

              Paper & Forest Products: 0.18%
6,400  #      SDW Holdings Corp.              30,400
                                         ------------

              Retail: 0.00%
  666         Dairy Mart Convience
              Stores                             400
                                         ------------
              Total Warrants
              (Cost $78,513)                 123,171
                                         ------------
              Total Long Term
              Investments (Cost
               $15,281,777)               13,734,433
                                         ------------

Principal
Amount                                             Value
------                                             -----

SHORT-TERM INVESTMENTS: 15.13%

                Repurchase Agreement: 15.13%
$2,487,000      State Street Bank & Trust
                3.00% due 01/03/00
                (Collateralized by
                $2,510,000 U.S. Treasury
                Notes, 0.000%, due
                05/15/05, Market Value
                $2,538,237)                       $ 2,487,000
                Total Short-Term
                Investments (Cost
                $2,487,000)                         2,487,000
                                                  ------------
                Total Investments
                (Cost
                $17,768,777)*          98.66%      16,221,433
                Other Assets and
                Liabilities, Net         1.34%        220,943
                                       -------    ------------
                Net Assets            100.00%     $ 16,442,376
                                      =======     ============

----------
@    Non- income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
@@   Foreign security
(1) Priced at fair value as determined by the Adviser and approved by the Board of Trustees.

     Cost for federal income tax purposes is $17,771,146. Net unrealized depreciation consists of:

                  Gross Unrealized
                  Appreciation                      $   422,277
                  Gross Unrealized
                  Depreciation                       (1,971,990)
                                                    ------------
                  Net Unrealized
                  Depreciation                     ($ 1,549,713)
                                                    ============


                 See Accompanying Notes to Financial Statements

                                                             Investment Manager
                                                          Pilgrim Advisors, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                       State Street Bank Transfer Agent Services
                                                                1 Heritage Place
                                                          North Quincy, MA 02171

                                                                       Custodian
                                                     State Street Bank and Trust
                                                                1 Heritage Place
                                                          North Quincy, MA 02171

                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

                                                            Independent Auditors
                                                      PricewaterhouseCoopers LLP
                                                     1177 Avenue of the Americas
                                                              New York, NY 10036

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Northstar Galaxy Trust at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

                                GXYANN1299-022900